EXHIBIT (c)(2)

Needham

Project Alps

Materials for Discussion

June 12, 2002

June 12, 2002 Needham & Company, Inc. 445 Park Avenue New York, NY 10022 212/371-8300 Project Alps

Preliminary Summary of the Transaction
Valuation Summary
Purchase Price Sensitivity Analysis
Ranger Shareholder Analysis
Selected Company Analysis
Comparable Transaction Analysis
Ranger Historical Stock Price Performance
Discounted Cash Flow Analysis
Appendices:
A. Projected Financial Schedules of Ranger
B. Historical and Projected Quarterly Income Statement of Ranger
C. Analysis of License Agreements
D. Analysis of Insurance Policies
MATERIALS FOR DISCUSSION

Table of Contents

Preliminary Summary of the Transaction 1

Valuation Summary 2

Purchase Price Sensitivity Analysis 3

Ranger Shareholder Analysis 4

Selected Company Analysis 5

Comparable Transaction Analysis 6

Ranger Historical Stock Price Performance 7

Discounted Cash Flow Analysis 8

Appendices:

Needham

Page 1

Presentation Basis This presentation was prepared on a confidential basis exclusively for the benefit and use of the Special Committee of the Board of Directors of Ranger (the "Company") in the context of a meeting of the Board of Directors to evaluate the feasibility of the transaction described herein, and does not carry any right of publication or disclosure. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of Needham & Company, Inc. This presentation is also subject to the qualifications set forth in the opinion letter of Needham & Company, Inc. with respect to certain aspects of the transaction described herein. The information contained in this material was obtained from the Company and other sources. Any estimates and projections for the Company contained herein have been prepared by management or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Special Committee of the Board of Directors and, accordingly, Needham & Company, Inc. takes no responsibility for the accompanying material when used by persons other than the Special Committee of the Board of Directors of the Company.

Preliminary Summary of the Transaction

Needham
Page 2

Preliminary Summary of the Transaction

Preliminary Summary of the Transaction Structure Victorinox has made a cash offer of $9.00 for the remaining 32.3% of Ranger it does not already own. Victorinox plans to reach at least 90% ownership and complete a short form merger for the remaining outstanding shares. Timing Precise timing for the transaction has not been established. Business Descriptions of Ranger's Partially Owned Subsidiaries Xantia S.A. In July 2000, the Company purchased a 50% interest in Xantia, S.A., which designs and manufactures watches. Xantia is the principal supplier of watches to the Company, and in addition they also manufacture watches for third-party customers. VSA On July 30, 2000, the Company and Victorinox announced an agreement on the formation of ("VSA"), a new watch company that will combine the watch businesses of the two companies outside the United States, Canada and the Caribbean. Each of the Company and Victorinox have a 50% equity interest in VSA.

Transaction Multiples

($ in thousands)

		Proposed
		Transaction	Current
		Price	Price

Equity Purchase Price		$9.00	$6.23

Purchase Premium		44.4%

Current Shares Outstanding(1)		8,274	8,274

Options Issued(2)		192	8

Fully Diluted Shares Outstanding		8,465	8,282

Equity Value		$76,189	$51,607

Plus: Net Debt(3)		7,574	7,574

Enterprise Value		$83,763	$59,181

Enterprise Value as a Multiple of:

FY December 31, 2001A Net Sales	$114,629	0.7x	0.5x

Last Twelve Months Net Sales	118,097	0.7x	0.5x

FY December 31, 2002E Net Sales	123,769	0.7x	0.5x

FY December 31, 2003E Net Sales	141,400	0.6x	0.4x

FY December 31, 2004E Net Sales	157,000	0.5x	0.4x

FY December 31, 2005E Net Sales	174,600	0.5x	0.3x

FY December 31, 2006E Net Sales	189,900	0.4x	0.3x

FY December 31, 2001A EBIT	$(3,740)	NM	NM

Last Twelve Months EBIT	(1,075)	NM	NM

FY December 31, 2002E EBIT	3,405	24.6x	17.4x

FY December 31, 2003E EBIT	8,118	10.3x	7.3x

FY December 31, 2004E EBIT	12,699	6.6x	4.7x

FY December 31, 2005E EBIT	18,200	4.6x	3.3x

FY December 31, 2006E EBIT	21,972	3.8x	2.7x

FY December 31, 2001A EBITDA	$224	373.9x	264.2x

Last Twelve Months EBITDA	2,660	31.5x	22.2x

FY December 31, 2002E EBITDA	6,440	13.0x	9.2x

FY December 31, 2003E EBITDA	10,595	7.9x	5.6x

FY December 31, 2004E EBITDA	14,732	5.7x	4.0x

FY December 31, 2005E EBITDA	20,207	4.1x	2.9x

FY December 31, 2006E EBITDA	23,919	3.5x	2.5x

Equity Value as a Multiple of:

FY December 31, 2001A Net Income	$(3,152)	NM	NM

Last Twelve Months Net Income	(1,829)	NM	NM

FY December 31, 2002E Net Income	1,407	54.1x	36.7x

FY December 31, 2003E Net Income	3,682	20.7x	14.0x

FY December 31, 2004E Net Income	6,043	12.6x	8.5x

FY December 31, 2005E Net Income	8,975	8.5x	5.8x

FY December 31, 2006E Net Income	10,783	7.1x	4.8x

Book Value(3)	$74,611	1.0x	0.7x

Notes:

(1)	Includes 106,000 shares related to the Bear acquisition issued April 19, 2002.

(2)	Based on options vesting schedule as of March 29, 2002 and the Treasury Stock Method.

(3)	As of March 31, 2002.

Project Alps
Historical and Projected Consolidated Income Statement(1)
($ in thousands)

	Fiscal Year Ending December 31,

	Historical				Three Months Ended

	1998A	1999A	2000A	2001A	3/31/01	3/31/02

Total Revenue:	*	*	*	*	*	*

Forschner Cutlery	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*
Watches	*	*	*	*	*	*
Other	*	*	*	*	*	*
Bear	*	*	*	*	*	*
Licensing	*	*	*	*	*	*

Total Revenue	$127,851	$129,452	$131,752	$114,629	$21,273	$24,741

Gross Profit:

Forschner Cutlery	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*
Watches	*	*	*	*	*	*
Other	*	*	*	*	*	*
Bear	*	*	*	*	*	*
Licensing	*	*	*	*	*	*

Gross Profit	43,982	50,846	50,706	46,314	7,986	10,313

Selling, General & Administrative	(46,211)	(43,075)	(43,963)	(46,090)	(10,501)	(10,392)

Depreciation & Amortization	(2,794)	(3,230)	(3,504)	(3,964)	(1,159)	(930)

Total Operating Expenses	(49,005)	(46,305)	(47,467)	(50,054)	(11,660)	(11,322)

EBIT	977	4,541	3,239	(3,740)	(3,674)	(1,009)

Interest and Other Income (Expense)	1,706	(2,273)	1,734	1,477	—	—

Interest Expense	—	(617)	(1,430)	(973)	(218)	(162)

Pre-Tax Income	2,683	1,651	3,543	(3,236)	(3,892)	(1,171)

Income Tax Benefit (Provision)	(1,220)	(1,531)	(1,579)	344	1,585	343

Minority Interest(3)	—	—	49	(260)	48	(108)

Net Income	$1,463	$120	$2,013	$(3,152)	$(2,259)	$(936)

Diluted EPS	$0.18	$0.01	$0.25	$(0.39)	$(0.27)	$(0.11)

Weighted Average Diluted Shares Outstanding	8,138	8,022	8,187	8,139	8,278	8,168

EBIT	$977	$4,541	$3,239	$(3,740)	$(3,674)	$(1,009)

Add back Depreciation & Amortization	2,794	3,230	3,504	3,964	1,159	930

EBITDA	$3,771	$7,771	$6,743	$224	$(2,515)	$(79)

EBITDA without 50% of Xantia owned by Victorinox

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Fiscal Year Ending December 31,

	Projected

	2002E(2)	2003E(2)	2004E(2)	2005E(2)	2006E(2)

Total Revenue:

Forschner Cutlery	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*
Watches	*	*	*	*	*
Other	*	*	*	*	*
Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Total Revenue	$123,769	$141,400	$157,000	$174,600	$189,900

Gross Profit:

Forschner Cutlery	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*
Watches	*	*	*	*	*
Other	*	*	*	*	*
Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Gross Profit	53,409	60,707	68,349	77,339	84,886

Selling, General & Administrative	(46,969)	(50,112)	(53,617)	(57,132)	(60,967)

Depreciation & Amortization	(3,035)	(2,477)	(2,033)	(2,007)	(1,947)

Total Operating Expenses	(50,004)	(52,589)	(55,650)	(59,139)	(62,914)

EBIT	3,405	8,118	12,699	18,200	21,972

Interest and Other Income (Expense)	97	84	85	202	436

Interest Expense	(537)	(449)	(285)	(137)	(97)

Pre-Tax Income	2,965	7,753	12,499	18,265	22,310

Income Tax Benefit (Provision)	(1,127)	(3,101)	(4,999)	(7,306)	(8,924)

Minority Interest(3)	(431)	(970)	(1,456)	(1,985)	(2,603)

Net Income	$1,407	$3,682	$6,043	$8,975	$10,783

Diluted EPS	$0.17	$0.44	$0.71	$1.03	$1.21

Weighted Average Diluted Shares Outstanding	8,220	8,385	8,552	8,724	8,898

EBIT	$3,405	$8,118	$12,699	$18,200	$21,972

Add back Depreciation & Amortization	3,035	2,477	2,033	2,007	1,947

EBITDA	$6,440	$10,595	$14,732	$20,207	$23,919

EBITDA without 50% of Xantia owned by Victorinox	$5,369	$9,306	$13,235	$18,416	$21,962

Notes:

(1)	Projections reflect Company internal estimates.

(2)	Projections include results from Xantia S.A.

(3)	Minority interest includes half of Xantia S.A.’s net income and half of VSA’s net income.

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Valuation Summary

Project Alps
Valuation Summary
($ in thousands)

				Value of
	Ranger Consolidated(1)			Insurance(2)

Comparable Company Analysis	Low		High	Low		High

Implied Equity Valuation	$58,577	—	$116,195	$4,379	—	$9,043

Implied per share value

Implied fully diluted per share value(6)

Discounted Cash Flow Analysis	Low		High	Low		High

Implied Equity Valuation	$75,292	—	$106,323	$4,379	—	$9,043

Implied per share value

Implied fully diluted per share value(6)

Comparable Transaction Analysis(7)

Implied Equity Valuation

Implied per share value(8)

Implied fully diluted per share value(6)(8)

Needham’s Valuation Range

Implied Equity Valuation

Implied per share value

Implied fully diluted per share value(6)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	50% of Xantia(3)			50% of VSA(4)			Ranger Owned Business(5)

Comparable Company Analysis	Low		High	Low		High	Low		High

Implied Equity Valuation	$3,357	—	$16,700	$1,382	—	$5,850	$58,217	—	$102,688

Implied per share value							$7.04	—	$12.41

Implied fully diluted per share value(6)							$6.98	—	$11.76

Discounted Cash Flow Analysis	Low		High	Low		High	Low		High

Implied Equity Valuation	$10,308	—	$13,888	$3,520	—	$4,885	$65,843	—	$96,594

Implied per share value							$7.96	—	$11.67

Implied fully diluted per share value(6)							$7.84	—	$11.15

Comparable Transaction Analysis(7)

Implied Equity Valuation							$61,865	—	$87,642

Implied per share value(8)							$7.48	—	$10.59

Implied fully diluted per share value(6)(8)							$7.39	—	$10.23

Needham’s Valuation Range

Implied Equity Valuation							$58,217	—	$102,688

Implied per share value							$7.04	—	$12.41

Implied fully diluted per share value(6)							$6.98	—	$11.76

Notes:

(1)	Ranger as a consolidated company.

(2)	Non-operating assets include life insurance policies and other illiquid investments.

(3)	Xantia is 50% owned by Victorinox but consolidated in Ranger’s financials. This column removes Victorinox’ interest in Xantia.

(4)	VSA is 50% owned by Victorinox but consolidate in Ranger’s financials. This column removes Victorinox’ interest in VSA.

(5)	This is the value of Ranger less the businesses owned by Victorinox.

(6)	Based on options vesting schedule as of March 29, 2002 and the Treasury Stock Method.

(7)	The comparable transactions indicate a range of premiums between 20% and 70%.

(8)	Per share valuation is based on Ranger’s closing price of $6.23 as of June 10, 2002.

Project Alps
Financial Performance Attributable to Ranger(1)

	Fiscal Year Ending December 31,

	2001A	2002E	2003E	2004E	2005E	2006E

Revenue:

Total Revenue	$114,629	$123,769	$141,400	$157,000	$174,600	$189,900

(minus 50% of VSA Revenue)	(2,724)	(4,500)	(6,000)	(7,500)	(9,000)	(11,000)

(minus 50% of Xantia Revenue)	(10,937)	(13,500)	(15,105)	(17,130)	(19,860)	(21,690)

Revenue Attributable to Ranger	$100,969	$105,769	$120,295	$132,370	$145,740	$157,210

EBIT:

Total EBIT	$(3,740)	$3,405	$8,118	$12,699	$18,200	$21,972

(minus 50% of VSA EBIT)	89	276	(100)	(430)	(738)	(1,232)

(minus 50% of Xantia EBIT)	(340)	(922)	(1,139)	(1,347)	(1,641)	(1,807)

EBIT Attributable to Ranger	$(3,991)	$2,760	$6,879	$10,922	$15,821	$18,933

EBITDA:

Total EBITDA	$224	$6,440	$10,595	$14,732	$20,207	$23,919

(minus 50% of VSA EBITDA)	(10)	166	(205)	(527)	(841)	(1,345)

(minus 50% of Xantia EBITDA)	(190)	(1,072)	(1,289)	(1,497)	(1,791)	(1,957)

EBITDA Attributable to Ranger	$24	$5,369	$9,306	$13,235	$18,416	$21,962

Net Income:

Total Net Income	$(3,152)	$1,386	$3,682	$6,043	$8,974	$10,783

(minus 50% of VSA Net Income)(2)	89	276	(100)	(430)	(738)	(1,232)

(minus 50% of Xantia Net Income)	230	(707)	(870)	(1,026)	(1,247)	(1,371)

Net Income Attributable to Ranger	$(2,833)	$976	$2,712	$4,587	$6,990	$8,180

Notes:

(1)	Assume Xantia’s results are captured in full starting in the fiscal year ending December 31, 2002.

(2)	Ranger has indicated that VSA does not incur income taxes.

Consolidated Ranger
Valuation Based on Comparable Company Analysis
($ in thousands)

Ranger

Enterprise Value / CY 2002E Revenue

Low	0.7x

High	1.0x

FY 2002E Revenue	$123,769

Implied Equity Value(2)

Low	$79,064

High	$116,195

Enterprise Value / LTM EBITDA

Low	7.5x

High	9.5x

FY 2003E EBITDA	$10,595

Implied Equity Value(2)(3)

Low	$58,577

High	$76,218

Price / Earnings CY 2002E

Low	15.0x

High	17.0x

FY 2003E Net Income(1)	$4,652

Implied Equity Value(3)

Low	$61,750

High	$69,983

Price / Most Recent Book

Low	0.8x

High	1.2x

Book Value for Ranger(1)	$74,611

Implied Equity Value

Low	$59,689

High	$89,533

Implied Equity Value

Low	$58,577

Mean	87,386

High	116,195

Xantia S.A.

Enterprise Value / CY 2002E Revenue

Low	0.9x

High	1.2x

FY 2002E Revenue	$27,000

Implied Equity Value(4)

Low	$25,300

High	$33,400

Enterprise Value / LTM EBITDA

Low	8.0x

High	10.0x

FY 2003E EBITDA	$2,578

Implied Equity Value(4)(5)

Low	$17,944

High	$22,180

Price / Earnings CY 2002E

Low	16.0x

High	18.0x

FY 2003E Net Income	$1,740

Implied Equity Value(5)

Low	$24,421

High	$27,474

Price / Most Recent Book

Low	0.9x

High	1.3x

Book Value	$7,461

Implied Equity Value

Low	$6,715

High	$9,699

Implied Equity Value

Low	$6,715

Mean	20,057

High	33,400

VSA

Enterprise Value / CY 2002E Revenue

Low	1.0x

High	1.3x

FY 2002E Revenue	$9,000

Implied Equity Value

Low	$9,000

High	$11,700

Enterprise Value / LTM EBITDA

Low	8.2x

High	10.2x

FY 2003E EBITDA	$410

Implied Equity Value(5)

Low	$2,764

High	$3,438

Price / Earnings CY 2002E

Low	16.3x

High	18.3x

FY 2003E Net Income	$200

Implied Equity Value(5)

Low	$2,860

High	$3,211

Price / Most Recent Book

Low	0.9x

High	1.3x

Book Value	$3,731

Implied Equity Value

Low	$3,357

High	$4,850

Implied Equity Value

Low	$2,764

Mean	7,232

High	11,700

Ranger without 50% Xantia , 50% VSA Owned by Victorinox

Implied Equity Valuation Range

Low	$53,838

Mean	73,741

High	93,645

Current Shares Outstanding(6)	8,274

Implied Stock Price

Low	$6.51

Mean	8.91

High	11.32

Diluted Shares Outstanding(7)

Based on Low	8,295

Based on Mean	8,459

Based on High	8,634

Diluted Implied Stock Price

Based on Low	$6.49

Based on Mean	8.72

Based on High	10.85

Notes:

(1)	Includes minority interest to arrive at a net income figure for Ranger as a consolidated entity.

(2)	As of March 31, 2002 Ranger has $408,000 in cash and $7,982,000 in debt.

(3)	Assumes a discount rate of 13.0% to arrive at a LTM valuation.

(4)	Assumes Xantia has $1,000,000 in cash and no debt.

(5)	Assumes a discount rate of 14.0% to arrive at a LTM valuation.

(6)	Includes 106,000 shares related to the Bear acquisition to be issued on April 19, 2002.

(7)	Based on options vesting schedule as of March 29, 2002 and the Treasury Stock Method.

Project Alps
Summary Discounted Cash Flow Analysis(1)
($ in thousands)

		Ranger			Xantia

		Discount Rate			Discount Rate

		10.0%	12.0%	15.0%	10.0%	12.0%	15.0%

A	Present Value of Free Cash Flows	$16,386	$15,322	$13,901	$5,544	$5,243	$4,838

[Additional columns below]

[Continued from above table, first column(s) repeated]

		VSA

		Discount Rate

		10.0%	12.0%	15.0%

A	Present Value of Free Cash Flows	$2,293	$2,096	$1,836

		Ranger				Xantia

		Discount Rate				Discount Rate

		10.0%	12.0%	15.0%		10.0%	12.0%	15.0%

B	Present Value of Terminal Value	$74,295	$71,022	$66,480	7.0x	$16,515	$15,787	$14,778

	Based on EBITDA Multiples(2)	$85,903	$82,119	$76,868	8.0x	$18,874	$18,043	$16,889

		$97,511	$93,216	$87,255	9.0x	$21,233	$20,298	$19,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

			VSA

			Discount Rate

			10.0%	12.0%	15.0%

B	Present Value of Terminal Value	7.0x	$5,815	$5,559	$5,203

	Based on EBITDA Multiples(2)	8.0x	$6,646	$6,353	$5,947

		9.0x	$7,477	$7,147	$6,690

		Ranger				Xantia

		Discount Rate				Discount Rate

		10.0%	12.0%	15.0%		10.0%	12.0%	15.0%

C = A + B	Enterprise Value	$90,680	$87,408	$82,866	7.0x	$22,058	$21,030	$19,616

	Based on EBITDA Multiples	$102,289	$98,505	$93,254	8.0x	$24,417	$23,286	$21,727

		$113,897	$109,602	$103,641	9.0x	$26,777	$25,541	$23,838

D	Less : Net Debt(3)(4)	$(7,574)	$(7,574)	$(7,574)		$1,000	$1,000	$1,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

			VSA

			Discount Rate

			10.0%	12.0%	15.0%

C = A + B	Enterprise Value	7.0x	$8,108	$7,655	$7,040

	Based on EBITDA Multiples	8.0x	$8,938	$8,449	$7,783

		9.0x	$9,769	$9,244	$8,527

D	Less : Net Debt(3)(4)		$—	$—	$—

		Ranger			Xantia

		Discount Rate			Discount Rate

		10.0%	12.0%	15.0%	10.0%	12.0%	15.0%

E = C + D	Equity Value	$83,106	$79,834	$75,292	$23,058	$22,030	$20,616

	Based on EBITDA Multiples	$94,715	$90,931	$85,680	$25,417	$24,286	$22,727

		$106,323	$102,028	$96,067	$27,777	$26,541	$24,838

[Additional columns below]

[Continued from above table, first column(s) repeated]

		VSA

		Discount Rate

		10.0%	12.0%	15.0%

E = C + D	Equity Value	$8,108	$7,655	$7,040
	Based on EBITDA Multiples	$8,938	$8,449	$7,783

		$9,769	$9,244	$8,527

Notes:

(1)	Based on 2004 EBITDA.

(2)	Ranger’s terminal value reflects a blended EBITDA multiple.

(3)	As of March 31, 2002 Ranger has $1,187,000 in cash and $7,979,226 in debt.

(4)	Assumes Xantia has $1,000,000 in cash and no debt.

Project Alps

Summary Comparable Transaction Analysis

Acquirors with Preexisting Ownership Greater Than 50%
January 1, 2000 to Present

				Equity Value/
	Enterprise Value / Target LTM
				LTM		Announced
	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired

Mean	2.1x	17.2x	15.3x	30.5x	2.5x	35.1%	72.8%	85.9%

Median	1.1x	13.1x	9.3x	16.5x	1.8x	24.7%	73.2%	100.0%

High	14.4x	102.6x	145.1x	260.2x	14.7x	220.0%	96.2%	100.0%

Low	0.1x	2.1x	1.3x	2.8x	-0.5x	-15.8%	50.6%	3.8%

Selected Brand and Apparel Retailers
January 1, 1997 to Present

				Equity Value/
	Enterprise Value / Target LTM
				LTM		Announced
	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired

Mean	0.9x	30.1x	9.3x	17.2x	6.0x	39.1%	55.3%	83.4%

Median	0.6x	14.4x	7.3x	18.6x	1.8x	38.8%	56.5%	100.0%

High	2.9x	184.3x	25.8x	31.1x	29.8x	114.9%	92.3%	100.0%

Low	0.3x	6.3x	4.3x	1.3x	0.6x	7.1%	16.0%	7.7%

Ranger Multiples at an Implied Stock Price of $9.00

0.7x	NM	31.5x	NM	1.0x	44.4%

Purchase Price Sensitivity Analysis

Needham

Page 12

Purchase Price Sensitivity Analysis

Project Alps
Purchase Price Sensitivity Analysis
($ in thousands)

Equity Purchase Price		$5.00	$6.00	$7.00	$8.00	$9.00	$10.00	$11.00	$12.00	$13.00

Current Shares Outstanding(1)		8,274	8,274	8,274	8,274	8,274	8,274	8,274	8,274	8,274

Options Issued(2)		3	8	62	131	192	262	331	421	519

Fully Diluted Shares Outstanding		8,277	8,281	8,336	8,405	8,465	8,536	8,604	8,695	8,793

Equity Value		$41,385	$49,689	$58,354	$67,236	$76,189	$85,356	$94,648	$104,334	$114,308

Plus: Net Debt(3)		7,574	7,574	7,574	7,574	7,574	7,574	7,574	7,574	7,574

Enterprise Value		$48,959	$57,263	$65,928	$74,810	$83,763	$92,930	$102,222	$111,908	$121,882

Enterprise Value as a Multiple of:

FY December 31, 2001A Net Sales	$114,629	0.4x	0.5x	0.6x	0.7x	0.7x	0.8x	0.9x	1.0x	1.1x

Last Twelve Months Net Sales	118,097	0.4x	0.5x	0.6x	0.6x	0.7x	0.8x	0.9x	0.9x	1.0x

FY December 31, 2002E Net Sales	123,769	0.4x	0.5x	0.5x	0.6x	0.7x	0.8x	0.8x	0.9x	1.0x

FY December 31, 2003E Net Sales	141,400	0.3x	0.4x	0.5x	0.5x	0.6x	0.7x	0.7x	0.8x	0.9x

FY December 31, 2004E Net Sales	157,000	0.3x	0.4x	0.4x	0.5x	0.5x	0.6x	0.7x	0.7x	0.8x

FY December 31, 2005E Net Sales	174,600	0.3x	0.3x	0.4x	0.4x	0.5x	0.5x	0.6x	0.6x	0.7x

FY December 31, 2006E Net Sales	189,900	0.3x	0.3x	0.3x	0.4x	0.4x	0.5x	0.5x	0.6x	0.6x

FY December 31, 2001A EBIT	$(3,740)	NM	NM	NM	NM	NM	NM	NM	NM	NM

Last Twelve Months EBIT	(1,075)	NM	NM	NM	NM	NM	NM	NM	NM	NM

FY December 31, 2002E EBIT	3,405	14.4x	16.8x	19.4x	22.0x	24.6x	27.3x	30.0x	32.9x	35.8x

FY December 31, 2003E EBIT	8,118	6.0x	7.1x	8.1x	9.2x	10.3x	11.4x	12.6x	13.8x	15.0x

FY December 31, 2004E EBIT	12,699	3.9x	4.5x	5.2x	5.9x	6.6x	7.3x	8.0x	8.8x	9.6x

FY December 31, 2005E EBIT	18,200	2.7x	3.1x	3.6x	4.1x	4.6x	5.1x	5.6x	6.1x	6.7x

FY December 31, 2006E EBIT	21,972	2.2x	2.6x	3.0x	3.4x	3.8x	4.2x	4.7x	5.1x	5.5x

FY December 31, 2001A EBITDA	$224	218.6x	255.6x	294.3x	334.0x	373.9x	414.9x	456.4x	499.6x	544.1x

Last Twelve Months EBITDA	2,660	18.4x	21.5x	24.8x	28.1x	31.5x	34.9x	38.4x	42.1x	45.8x

FY December 31, 2002E EBITDA	6,440	7.6x	8.9x	10.2x	11.6x	13.0x	14.4x	15.9x	17.4x	18.9x

FY December 31, 2003E EBITDA	10,595	4.6x	5.4x	6.2x	7.1x	7.9x	8.8x	9.6x	10.6x	11.5x

FY December 31, 2004E EBITDA	14,732	3.3x	3.9x	4.5x	5.1x	5.7x	6.3x	6.9x	7.6x	8.3x

FY December 31, 2005E EBITDA	20,207	2.4x	2.8x	3.3x	3.7x	4.1x	4.6x	5.1x	5.5x	6.0x

FY December 31, 2006E EBITDA	23,919	2.0x	2.4x	2.8x	3.1x	3.5x	3.9x	4.3x	4.7x	5.1x

Equity Value as a Multiple of:

FY December 31, 2001A Net Income	$(3,152)	NM	NM	NM	NM	NM	NM	NM	NM	NM

Last Twelve Months Net Income	(1,829)	NM	NM	NM	NM	NM	NM	NM	NM	NM

FY December 31, 2002E Net Income	1,407	29.9x	35.3x	41.5x	47.8x	54.1x	60.7x	67.3x	74.1x	81.2x

FY December 31, 2003E Net Income	3,682	11.2x	13.5x	15.8x	18.3x	20.7x	23.2x	25.7x	28.3x	31.0x

FY December 31, 2004E Net Income	6,043	6.8x	8.2x	9.7x	11.1x	12.6x	14.1x	15.7x	17.3x	18.9x

FY December 31, 2005E Net Income	8,974	4.6x	5.5x	6.5x	7.5x	8.5x	9.5x	10.5x	11.6x	12.7x

FY December 31, 2006E Net Income	10,783	3.8x	4.6x	5.4x	6.2x	7.1x	7.9x	8.8x	9.7x	10.6x

Book Value(3)	$74,611	0.6x	0.7x	0.8x	0.9x	1.0x	1.1x	1.3x	1.4x	1.5x

Notes:

(1)	Includes 106,000 shares related to the Bear acquisition issued April 19, 2002.

(2)	Based on options vesting schedule as of March 29, 2002 and the Treasury Stock Method.

(3)	As of March 31, 2002.

Ranger Shareholder Analysis

Ranger
Shareholder Analysis
(Shares in Thousands)

		Percentage of
	Shares	Total Shares
	Owned	Outstanding

Shares held by:

Victorinox (1)	5,254	63.50%

Management / Insiders (1)(2)	140	1.69%

Dimensional Funds Advisors, Inc. (3)	503	6.08%

Charles Elsener, Sr. (1)	347	4.19%

Shufro, Rose & Co., LLC (4)	307	3.71%

David L. Babson & Co., Inc. (4)	302	3.65%

Other Institutional Shareholders (4)	191	2.31%

Retail	1,230	14.87%

Total Shares Outstanding	8,274	100.00%

Notes:

(1)	Source: Proxy Statement filed on 4/23/02, excludes exercisable stock options.

(2)	Management beneficially owns 1,645,793 shares, of which includes exercisable stock options.

(3)	Source: Schedule 13F filed 3/31/02.

(4)	Source: Shareworld

Ranger
Stock Ownership of Management
(Shares in Thousands)

		Total Number of			Number of Shares
		Shares	Options /		Held as a Percentage
		Benefically	Warrants	Number of	of Total Shares	Weighted Average
Name of Beneficial Owner	Position	Owned	Exercisable	Shares Held	Outstanding	Strike Price

Louis Marx, Jr.	Director, Chairman of the Executive Committee	524	500	24	0.29%	$9.58

Peter W. Gilson	Chairman and CEO	233	232	1	0.01%	11.10

Stanley R. Rawn, Jr.	Senior Managing Director, member of the Executive Committee and Nominating Committee	143	100	43	0.52%	11.35

Thomas M. Lupinski	Senior VP, CFO	96	79	17	0.21%	8.40

James R. Cary	Senior Vice President, Operations	56	54	3	0.03%	8.17

Robert S. Prather, Jr.	Director, member of the Audit Committee	56	10	46	0.55%	6.38

A. Jeffrey Turner	President	51	49	3	0.03%	7.67

A. Clinton Allen	Director, Chairman of the Stock Option and Compensation Committee, member of the Executive Committee	51	50	1	0.01%	11.74

Clarke H. Bailey	Director, member of the Executive Committee	43	40	3	0.04%	8.72

Susanne Rechner	Senior Vice President, Global Watch	15	15	-	0.00%	4.47

John Spencer	Director, member of the Audit Committee and Stock Option and Compensation Committee	11	10	1	0.01%	6.38

John V. Tunney	Director, member of the Stock Option and Compensation Committee	11	10	1	0.01%	6.38

Herbert M. Friedman	VP, General Counsel and Director	3	-	3	0.04%	5.29

	All directors and executive officers as a group (15 persons)	1,243	1,103	140	1.69%

Ranger
Institutional Shareholders
(Shares in Thousands)

		Percentage of
		Total Shares
Institution	Shares Owned	Outstanding

AXA Rosenberg Investment Management LLC	70	0.84%

California Public EMP Retirement System	39	0.47%

Northern Trust Company	31	0.37%

Mellon Private Asset Management	17	0.21%

D.F. Dent & Company, Inc.	10	0.12%

Havard Management Co., Inc.	9	0.11%

Prudential Investment Management, Inc.	7	0.08%

Fidelity Management	5	0.06%

Barclays Global Investors, N.A	3	0.03%

CIBC World Markets Corp.	1	0.01%

Total Institutional Shareholders	191	2.31%

Selected Company Analysis Summary

Needham

Page 18

Selected Company Analysis Summary

Ranger
Selected Company Summary

(in thousands, except per share amounts)

	Margin Analysis				Enterprise Value/

	Gross Profit	EBITDA	EBIT	Net Income	Revenues			EBITDA

Company(1)	LTM	LTM	LTM	LTM	LTM	CY 2002E(2)	CY 2003E(2)	LTM

Tier One

Tiffany & Co.	59.3%	23.8%	19.7%	10.9%	3.4x	3.2x	2.8x	14.4x

Coach, Inc.	67.2%	22.2%	18.5%	11.6%	3.5x	3.2x	NA	16.0x

Oakley, Inc.	58.0%	21.3%	15.6%	10.5%	3.0x	2.5x	2.0x	13.9x

Mean	61.5%	22.4%	17.9%	11.0%	3.3x	2.9x	2.4x	14.7x

Median	59.3%	22.2%	18.5%	10.9%	3.4x	3.2x	2.4x	14.4x

High	67.2%	23.8%	19.7%	11.6%	3.5x	3.2x	2.8x	16.0x

Low	58.0%	21.3%	15.6%	10.5%	3.0x	2.5x	2.0x	13.9x

Tier Two

Energizer Holdings, Inc.	42.1%	18.6%	13.9%	5.5%	1.6x	1.5x	NA	8.7x

The Timberland Company	44.0%	14.9%	13.0%	8.8%	1.2x	1.2x	1.1x	8.1x

Columbia Sportswear Company	45.8%	21.2%	19.0%	11.4%	1.7x	1.6x	1.5x	7.9x

Kenneth Cole Productions, Inc.	44.2%	8.4%	7.0%	4.6%	1.3x	1.2x	1.1x	15.4x

Fossil, Inc.	49.9%	15.9%	14.0%	8.0%	1.1x	1.0x	0.9x	6.8x

Quicksilver, Inc.	37.4%	10.4%	8.2%	4.1%	1.1x	1.1x	NA	10.4x

Movado Group, Inc.	61.3%	11.7%	9.8%	6.6%	1.1x	1.0x	NA	9.2x

Mean	46.4%	14.5%	12.1%	7.0%	1.3x	1.2x	1.1x	9.5x

Median	44.2%	14.9%	13.0%	6.6%	1.2x	1.2x	1.1x	8.7x

High	61.3%	21.2%	19.0%	11.4%	1.7x	1.6x	1.5x	15.4x

Low	37.4%	8.4%	7.0%	4.1%	1.1x	1.0x	0.9x	6.8x

Tier Three

Tropical Sportswear Int’l Corporation	28.2%	8.6%	6.6%	2.1%	0.7x	NA	NA	8.7x

Vans, Inc.	46.3%	8.8%	6.5%	4.3%	0.4x	0.4x	NA	4.4x

A.T. Cross Company	53.0%	12.7%	6.7%	0.2%	0.8x	NA	NA	6.4x

Perry Ellis International, Inc.	32.0%	11.8%	9.6%	2.9%	0.9x	NA	NA	7.5x

Cutter & Buck, Inc.	38.0%	0.3%	-2.9%	-2.5%	0.5x	0.5x	NA	NM

Deckers Outdoor Corporation	42.2%	8.4%	4.6%	-7.1%	0.4x	0.3x	0.3x	4.4x

Mean	39.9%	8.4%	5.2%	0.0%	0.6x	0.4x	0.3x	6.3x

Median	40.1%	8.7%	6.5%	1.2%	0.6x	0.4x	0.3x	6.4x

High	53.0%	12.7%	9.6%	4.3%	0.9x	0.5x	0.3x	8.7x

Low	28.2%	0.3%	-2.9%	-7.1%	0.4x	0.3x	0.3x	4.4x

Ranger	41.2%	2.3%	-0.9%	-1.5%	0.6x	0.5x	0.5x	NM

[Additional columns below]

[Continued from above table, first column(s) repeated]

Price/

	EBIT	EPS

	LTM	LTM	CY 2002E(2)	CY 2003E(2)	Market Value/ Last Q Book

Tier One

Tiffany & Co.	17.3x	31.7x	28.0x	24.0x	5.0x

Coach, Inc.	19.2x	31.7x	26.2x	NA	10.8x

Oakley, Inc.	19.0x	27.4x	22.2x	18.4x	4.7x

Mean	18.5x	30.3x	25.5x	21.2x	6.9x

Median	19.0x	31.7x	26.2x	21.2x	5.0x

High	19.2x	31.7x	28.0x	24.0x	10.8x

Low	17.3x	27.4x	22.2x	18.4x	4.7x

Tier Two

Energizer Holdings, Inc.	11.6x	27.4x	16.6x	NA	3.7x

The Timberland Company	9.3x	15.1x	16.2x	14.1x	4.1x

Columbia Sportswear Company	8.8x	15.6x	15.6x	14.0x	3.8x

Kenneth Cole Productions, Inc.	18.4x	33.3x	25.3x	20.6x	3.8x

Fossil, Inc.	7.7x	15.4x	12.5x	10.6x	2.5x

Quicksilver, Inc.	13.3x	23.5x	18.9x	NA	2.6x

Movado Group, Inc.	11.0x	12.6x	12.5x	11.2x	1.5x

Mean	11.5x	20.4x	16.8x	14.1x	3.1x

Median	11.0x	15.6x	16.2x	14.0x	3.7x

High	18.4x	33.3x	25.3x	20.6x	4.1x

Low	7.7x	12.6x	12.5x	10.6x	1.5x

Tier Three

Tropical Sportswear Int’l Corporation	11.3x	19.9x	NA	NA	2.0x

Vans, Inc.	5.9x	10.3x	26.8x	NA	0.8x

A.T. Cross Company	12.0x	NM	7.5x	NA	1.6x

Perry Ellis International, Inc.	9.2x	12.0x	8.0x	7.2x	1.0x

Cutter & Buck, Inc.	NM	NM	NM	NA	0.8x

Deckers Outdoor Corporation	8.1x	NM	8.3x	NA	0.8x

Mean	9.3x	14.0x	12.7x	7.2x	1.2x

Median	9.2x	12.0x	8.2x	7.2x	0.9x

High	12.0x	19.9x	26.8x	7.2x	2.0x

Low	5.9x	10.3x	7.5x	7.2x	0.8x

Ranger	NM	NM	36.7x	14.2x	0.7x

Notes:

(1)	All financials are net of non-recurring items and are taxed at the Company’s effective tax rate.
(2)	Source: First Call

Ranger
Selected Company Summary

(in thousands, except per share amounts)

						Revenue Growth Rate

		Price	Market	Net	Enterprise	FY 2000/	LTM/	CY 2002E/	EBITDA
Company (1)	Ticker	6/10/02	Value	Debt	Value	FY 2001	CY 2002E	CY 2003E	LTM

Tier One

Tiffany & Co.	TIF	$37.01	$5,385,143	$130,205	$5,515,348	-3.7%	7.7%	12.5%	$384,301

Coach, Inc.	COH	56.32	2,485,336	(37,202)	2,463,720	12.2%	10.9%	NA	154,389

Oakley, Inc.	OO	18.42	1,269,292	48,861	1,318,153	18.1%	20.8%	20.6%	94,757

Mean			$3,046,590	$47,288	$3,099,074	8.9%	13.1%	16.5%	$211,149

Median			2,485,336	48,861	2,463,720	12.2%	10.9%	16.5%	154,389

High			5,385,143	130,205	5,515,348	18.1%	20.8%	20.6%	384,301

Low			1,269,292	(37,202)	1,318,153	-3.7%	7.7%	12.5%	94,757

Tier Two

Energizer Holdings, Inc. (3)	ENR	27.51	2,514,099	$225,800	2,739,899	-12.1%	6.4%	NA	314,675

The Timberland Company	TBL	38.96	1,473,670	(69,396)	1,404,274	8.4%	2.0%	6.5%	172,929

Columbia Sportswear Company	COLM	34.97	1,376,505	(66,246)	1,310,259	26.8%	2.3%	10.3%	166,755

Kenneth Cole Productions, Inc.	KCP	28.60	561,904	(68,445)	493,459	-5.0%	7.8%	8.2%	32,040

Fossil, Inc.	FOSL	22.37	684,759	(71,570)	616,335	8.2%	10.9%	13.6%	90,171

Quicksilver, Inc.	ZQK	26.15	607,608	108,282	715,890	19.3%	3.5%	NA	68,603

Movado Group, Inc.	MOV	20.70	274,120	49,593	323,713	-6.6%	4.8%	NA	35,246

Mean			$1,070,381	$15,431	$1,086,261	5.6%	5.4%	9.7%	$125,774

Median			684,759	(66,246)	715,890	8.2%	4.8%	9.3%	90,171

High			2,514,099	225,800	2,739,899	26.8%	10.9%	13.6%	314,675

Low			274,120	(71,570)	323,713	-12.1%	2.0%	6.5%	32,040

Tier Three

Tropical Sportswear Int’l Corporation	TSIC	$23.82	$186,076	$145,597	$331,673	-7.7%	NA	NA	$38,129

Vans, Inc.	VANS	9.37	172,424	(40,470)	135,079	23.0%	-0.5%	NA	31,000

A.T. Cross Company	ATX	7.45	121,013	(23,508)	97,505	-5.4%	NA	NA	15,324

Perry Ellis International, Inc.	PERY	15.20	96,070	149,763	246,488	-2.7%	NA	NA	32,875

Cutter & Buck, Inc.	CBUK	6.64	70,316	6,010	76,326	12.2%	0.0%	NA	479

Deckers Outdoor Corporation	DECK	5.00	46,303	(12,624)	33,679	-19.6%	18.0%	13.2%	7,585

Mean			$115,367	$37,461	$153,458	0.0%	5.8%	13.2%	$20,899

Median			108,542	(3,307)	116,292	-4.0%	0.0%	13.2%	23,162

High			186,076	149,763	331,673	23.0%	18.0%	13.2%	38,129

Low			46,303	(40,470)	33,679	-19.6%	-0.5%	13.2%	479

Ranger		$6.23	$51,554	$7,574	$65,784	-13.0%	4.8%	14.2%	$2,660

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Growth Rate
	EPS
				LTM/	CY 2002E/
	LTM	CY 2002E(2)	CY 2003E(2)	CY 2002E	CY 2003E

Tier One

Tiffany & Co.	$1.17	$1.32	$1.54	13.0%	16.7%

Coach, Inc.	1.78	2.15	NA	20.9%	NA

Oakley, Inc.	0.67	0.83	1.00	23.6%	20.5%

Mean	$1.21	$1.43	$1.27	19.2%	18.6%

Median	1.17	1.32	1.27	20.9%	18.6%

High	1.78	2.15	1.54	23.6%	20.5%

Low	0.67	0.83	1.00	13.0%	16.7%

Tier Two

Energizer Holdings, Inc. (3)	1.00	1.66	NA	65.4%	NA

The Timberland Company	2.57	2.41	2.77	-6.4%	14.9%

Columbia Sportswear Company	2.24	2.24	2.49	0.1%	11.2%

Kenneth Cole Productions, Inc.	0.86	1.13	1.39	31.4%	23.0%

Fossil, Inc.	1.45	1.79	2.11	23.5%	17.9%

Quicksilver, Inc.	1.11	1.38	NA	24.0%	NA

Movado Group, Inc.	1.65	1.65	1.85	0.1%	12.1%

Mean	$1.55	$1.75	$2.12	19.7%	15.8%

Median	1.45	1.66	2.11	23.5%	14.9%

High	2.57	2.41	2.77	65.4%	23.0%

Low	0.86	1.13	1.39	-6.4%	11.2%

Tier Three

Tropical Sportswear Int’l Corporation	$1.20	NA	NA	NA	NA

Vans, Inc.	0.91	0.35	NA	NM	NA

A.T. Cross Company	0.02	1.00	NA	NM	NA

Perry Ellis International, Inc.	1.27	1.89	2.10	48.6%	11.1%

Cutter & Buck, Inc.	(0.40)	(0.05)	NA	NM	NA

Deckers Outdoor Corporation	(0.66)	0.60	NA	NM	NA

Mean	$0.39	$0.76	$2.10	48.6%	11.1%

Median	0.46	0.60	2.10	48.6%	11.1%

High	1.27	1.89	2.10	48.6%	11.1%

Low	(0.66)	(0.05)	2.10	48.6%	11.1%

Ranger	$(0.39)	$0.17	$0.44	NM	158.8%

Notes:

(1)	All financials are net of non-recurring items and are taxed at the Company’s effective tax rate.
(2)	Source: First Call
(3)	Company’s financials are net of non-recurring items taxed at its 35% statutory income tax rate.

Comparable Transaction Analysis

Project Alps
Summary Comparable Transaction Analysis

Acquirors with Preexisting Ownership Greater Than 50%
January 1, 2000 to Present

				Equity Value/

	Enterprise Value / Target LTM			LTM		Announced

	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired

Mean	2.1x	17.2x	15.3x	30.5x	2.5x	35.1%	72.8%	85.9%

Median	1.1x	13.1x	9.3x	16.5x	1.8x	24.7%	73.2%	100.0%

High	14.4x	102.6x	145.1x	260.2x	14.7x	220.0%	96.2%	100.0%

Low	0.1x	2.1x	1.3x	2.8x	-0.5x	-15.8%	50.6%	3.8%

Selected Brand and Apparel Retailers
January 1, 1997 to Present

				Equity Value/

	Enterprise Value / Target LTM			LTM		Announced

	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired

Mean	0.9x	30.1x	9.3x	17.2x	6.0x	39.1%	55.3%	83.4%

Median	0.6x	14.4x	7.3x	18.6x	1.8x	38.8%	56.5%	100.0%

High	2.9x	184.3x	25.8x	31.1x	29.8x	114.9%	92.3%	100.0%

Low	0.3x	6.3x	4.3x	1.3x	0.6x	7.1%	16.0%	7.7%

Ranger Multiples at an Implied Stock Price of $9.00

	0.7x	NM	31.5x	NM	1.0x	44.4%

Project Alps
Comparable Transaction Analysis
Acquirors with Preexisiting Ownership Greater Than 50%
January 1, 2000 to Present

						Enterprise Value / Target LTM
Date	Date				Transaction
Announced	Effective	Target	Business Description	Acquiror	Value	Net Sales	EBIT	EBITDA

2/19/02	4/11/02	Travelocity.com Inc. (Sabre Hlg)	Pvd online travel agency svcs	Sabre Holdings Corp.	$447.2	4.8x	NM	33.7x

2/4/02	3/21/02	Intimate Brands Inc. (Limited)	Own,op women’s accessory store	Limited Inc.	1,644.7	1.9x	17.9x	14.2x

10/12/01	3/15/02	Liberty Digital (Liberty Media)	Pvd interactive TV services	Liberty Media Corp.	69.1	7.2x	8.2x	5.8x

11/16/01	3/4/02	Ugly Duckling Corp.	Own,op used car dealerships	Ernest C Garcia II	17.0	1.0x	NM	NM

8/21/01	2/26/02	Spectra Physics, Inc.	Mnfr. semiconductors	Thermo Electron Corp.	70.9	1.6x	NM	57.9x

10/1/01	2/13/02	NCH Corp.	Mnfr,whl maintenance products	Investor Group	121.5	0.4x	8.5x	6.1x

9/18/01	1/14/02	Organic, Inc.	Dvlp Internet mktng software	Seneca Investments LLC	5.8	0.2x	NM	NM

11/7/01	1/7/02	Aquila, Inc. (UtiliCorp. United)	Pvd wholesale energy assets	UtiliCorp. United Inc.	414.2	0.1x	11.4x	8.6x

11/9/01	12/27/01	Thermo Fibergen Inc.	Mnfr paper inds machinery	Kadant Inc.	2.7	14.4x	NM	NM

10/16/01	12/20/01	Fortnum & Mason Plc	Luxury department store operator	Wittington Investments Ltd.	8.2	0.6x	13.6x	7.3x

6/6/01	12/13/01	Liberty Financial Cos Inc.	Pvd fund mgmt,fin advisory svcs	Liberty Mutual Insurance Co.	536.0	0.4x	2.5x	1.3x

1/16/01	12/1/01	Leslie Fay Co Inc.	Manufacture women’s apparel	Investor Group	10.5	0.1x	10.5x	9.2x

5/14/01	10/31/01	Agency.com Ltd.	Pvd business svcs	Seneca Investments LLC	53.8	0.4x	NM	NM

5/23/01	9/28/01	Unigraphics Solutions Inc.	Dvlp CAD,CAE,CAM,PDM software	Electronic Data Systems Corp.	208.5	2.5x	20.5x	14.0x

5/30/01	9/6/01	Bacou USA Inc.	Manufacture ophthalmic goods	Bacou SA	160.3	1.9x	10.5x	7.9x

12/14/00	8/31/01	NPC International Inc.	Own,op fast food restaurants	O Gene Bicknell	93.6	1.0x	10.6x	6.5x

10/25/00	8/1/01	Uno Restaurant Corp.	Retail — Restaurant	Management Group	35.5	0.6x	7.4x	4.2x

8/14/00	7/13/01	BHC Communications Inc.	Own and operate TV stations	News Corp. Ltd	887.7	4.8x	20.9x	10.0x

4/18/01	5/18/01	ICBT Groupe	Designs, manufactures, and markets industrial equipment	Terrat Industrie Commerce Investors	1.8	0.3x	NM	NM

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value/

Date	Date				LTM Net		Announced
Announced	Effective	Target	Business Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

2/19/02	4/11/02	Travelocity.com Inc. (Sabre Hlg)	Pvd online travel agency svcs	Sabre Holdings Corp.	NM	5.6x	45.8%	65.5%	100.0%

2/4/02	3/21/02	Intimate Brands Inc. (Limited)	Own,op women’s accessory store	Limited Inc.	31.1x	14.7x	10.2%	81.8%	100.0%

10/12/01	3/15/02	Liberty Digital (Liberty Media)	Pvd interactive TV services	Liberty Media Corp.	NM	1.9x	10.1%	89.6%	100.0%

11/16/01	3/4/02	Ugly Duckling Corp.	Own,op used car dealerships	Ernest C Garcia II	NM	0.3x	41.8%	60.5%	100.0%

8/21/01	2/26/02	Spectra Physics, Inc.	Mnfr. semiconductors	Thermo Electron Corp.	NM	2.6x	27.8%	73.4%	100.0%

10/1/01	2/13/02	NCH Corp.	Mnfr,whl maintenance products	Investor Group	12.7x	1.2x	34.0%	54.3%	100.0%

9/18/01	1/14/02	Organic, Inc.	Dvlp Internet mktng software	Seneca Investments LLC	NM	3.9x	13.8%	80.0%	100.0%

11/7/01	1/7/02	Aquila, Inc. (UtiliCorp. United)	Pvd wholesale energy assets	UtiliCorp. United Inc.	20.8x	3.9x	15.0%	80.0%	100.0%

11/9/01	12/27/01	Thermo Fibergen Inc.	Mnfr paper inds machinery	Kadant Inc.	NM	0.4x	7.6%	95.3%	100.0%

10/16/01	12/20/01	Fortnum & Mason Plc	Luxury department store operator	Wittington Investments Ltd.	19.2x	NA	84.1%	89.9%	10.1%

6/6/01	12/13/01	Liberty Financial Cos Inc.	Pvd fund mgmt,fin advisory svcs	Liberty Mutual Insurance Co.	16.7x	1.2x	24.8%	65.6%	100.0%

1/16/01	12/1/01	Leslie Fay Co Inc.	Manufacture women’s apparel	Investor Group	4.0x	0.5x	73.9%	56.4%	100.0%

5/14/01	10/31/01	Agency.com Ltd.	Pvd business svcs	Seneca Investments LLC	NM	0.7x	63.4%	59.6%	100.0%

5/23/01	9/28/01	Unigraphics Solutions Inc.	Dvlp CAD,CAE,CAM,PDM software	Electronic Data Systems Corp.	173.5x	8.0x	52.9%	78.5%	100.0%

5/30/01	9/6/01	Bacou USA Inc.	Manufacture ophthalmic goods	Bacou SA	16.8x	2.3x	21.8%	67.4%	100.0%

12/14/00	8/31/01	NPC International Inc.	Own,op fast food restaurants	O Gene Bicknell	14.2x	1.8x	11.3%	60.5%	100.0%

10/25/00	8/1/01	Uno Restaurant Corp.	Retail — Restaurant	Management Group	18.5x	1.3x	30.3%	62.0%	38.0%

8/14/00	7/13/01	BHC Communications Inc.	Own and operate TV stations	News Corp. Ltd	53.5x	2.2x	16.4%	76.1%	100.0%

4/18/01	5/18/01	ICBT Groupe	Designs, manufactures, and markets industrial equipment	Terrat Industrie Commerce Investors	NM	NA	3.3%	96.2%	3.8%

Project Alps
Comparable Transaction Analysis
Acquirors with Preexisiting Ownership Greater Than 50%
January 1, 2000 to Present

						Enterprise Value / Target LTM

Date	Date		Business		Transaction	Net
Announced	Effective	Target	Description	Acquiror	Value	Sales	EBIT	EBITDA

12/20/00	4/12/01	Vitaminshoppe.com Inc.	Operate online health source	Vitamin Shoppe Industries Inc.	$7.3	0.4x	NM	NM

10/27/00	3/16/01	Azurix Corp. (Enron Corp.)	Pvd water services	Enron Corp.	330.1	3.7x	19.2x	10.4x

9/21/00	3/9/01	Hertz Corp. (Ford Motor Co.)	Pvd auto,truck rental services	Ford Motor Co.	734.0	2.0x	18.2x	14.0x

7/3/00	2/21/01	Brocacef Holding NV	Manufactures and markets pharmaceuticals and health care products	Phoenix Pharmahandel AG & Co.	47.7	0.2x	7.6x	5.1x

8/15/00	2/21/01	Infinity Broadcasting Corp.	Own,op radio broadcasting stns	Viacom, Inc.	13,649.0	11.3x	40.7x	25.1x

11/8/00	1/17/01	Holt’s Cigar Holdings, Inc.	Distributor of premium cigars	HCH Acquisition Corp.	9.5	0.3x	2.1x	1.9x

9/1/00	12/18/00	Minolta-QMS Inc. (Minolta Co)	Manufacture print systems	Minolta Investments Co	34.6	0.7x	NM	NM

7/20/00	11/17/00	JLK Direct Distribution Inc.	Wholesale indl machinery	Kennametal Inc.	36.5	0.4x	7.3x	5.5x

9/8/00	10/11/00	Dawsongroup Plc	Transport services company	Dawsoninvest Ltd.	22.3	2.9x	10.9x	4.6x

8/28/00	10/5/00	800-Jr Cigar, Inc.	Retailer of premium cigars	L&LR, Inc.	33.3	0.3x	22.0x	4.7x

11/16/99	9/22/00	Thermo TerraTech Inc. (Thermo)	Mnfr metal processing systems	Thermo Electron Corp.	80.7	1.1x	NM	NM

3/17/00	9/15/00	Vastar Resources Inc.	Oil and gas exploration,prodn	BP Amoco PLC	1,575.7	7.2x	28.6x	12.2x

7/9/00	9/14/00	Life Technologies, Inc. (Dexter)	Biological, medical products	Invitrogen Corp.	401.7	3.6x	26.2x	20.5x

7/27/00	9/13/00	Brookdale Living Communities	Pvd residential care services	Investor Group	149.3	3.6x	23.0x	16.9x

12/21/99	9/7/00	CyBear Inc. (Andryx Corp.)	Internet Service Provider{ISP}	Andrx Corp.	NA	NA	NM	NM

12/15/99	8/15/00	ThermoLase Corp. (ThermoTrex)	Mnfr personal care products	Thermo Electron Corp.	36.4	6.0x	NM	NM

12/17/99	8/15/00	ThermoTrex Corp.	Pvd electromedical services	Thermo Electron Corp.	36.9	1.0x	NM	NM

6/23/00	8/1/00	Lumination Plc	Imports, distributes, and manufactures a variety of light fitting products	Steeple Plc	17.3	0.8x	15.4x	9.3x

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value/LTM

Date	Date		Business		Net		Announced
Announced	Effective	Target	Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

12/20/00	4/12/01	Vitaminshoppe.com Inc.	Operate online health source	Vitamin Shoppe Industries Inc.	NM	1.7x	220.0%	64.0%	100.0%

10/27/00	3/16/01	Azurix Corp. (Enron Corp.)	Pvd water services	Enron Corp.	NM	0.5x	135.1%	64.9%	100.0%

9/21/00	3/9/01	Hertz Corp. (Ford Motor Co.)	Pvd auto,truck rental services	Ford Motor Co.	10.7x	1.9x	46.4%	81.0%	100.0%

7/3/00	2/21/01	Brocacef Holding NV	Manufactures and markets pharmaceuticals and health care products	Phoenix Pharmahandel AG & Co.	8.8x	NA	28.6%	50.6%	49.4%

8/15/00	2/21/01	Infinity Broadcasting Corp.	Own,op radio broadcasting stns	Viacom, Inc.	91.5x	2.3x	-6.7%	62.4%	100.0%

11/8/00	1/17/01	Holt’s Cigar Holdings, Inc.	Distributor of premium cigars	HCH Acquisition Corp.	6.3x	1.1x	56.8%	74.0%	26.0%

9/1/00	12/18/00	Minolta-QMS Inc. (Minolta Co)	Manufacture print systems	Minolta Investments Co	NM	6.1x	100.0%	55.8%	100.0%

7/20/00	11/17/00	JLK Direct Distribution Inc.	Wholesale indl machinery	Kennametal Inc.	12.4x	0.9x	48.9%	83.0%	100.0%

9/8/00	10/11/00	Dawsongroup Plc	Transport services company	Dawsoninvest Ltd.	8.3x	NA	21.1%	72.5%	27.5%

8/28/00	10/5/00	800-Jr Cigar, Inc.	Retailer of premium cigars	L&LR, Inc.	9.7x	NA	26.2%	78.4%	21.6%

11/16/99	9/22/00	Thermo TerraTech Inc. (Thermo)	Mnfr metal processing systems	Thermo Electron Corp.	NM	4.5x	-15.8%	53.7%	100.0%

3/17/00	9/15/00	Vastar Resources Inc.	Oil and gas exploration,prodn	BP Amoco PLC	30.3x	9.2x	16.2%	80.1%	100.0%

7/9/00	9/14/00	Life Technologies, Inc. (Dexter)	Biological, medical products	Invitrogen Corp.	38.8x	4.8x	22.5%	72.1%	100.0%

7/27/00	9/13/00	Brookdale Living Communities	Pvd residential care services	Investor Group	15.5x	1.8x	1.7%	79.5%	100.0%

12/21/99	9/7/00	CyBear Inc. (Andryx Corp.)	Internet Service Provider{ISP}	Andrx Corp.	NM	3.1x	NA	73.0%	100.0%

12/15/99	8/15/00	ThermoLase Corp. (ThermoTrex)	Mnfr personal care products	Thermo Electron Corp.	NM	NM	15.0%	68.9%	100.0%

12/17/99	8/15/00	ThermoTrex Corp.	Pvd electromedical services	Thermo Electron Corp.	NM	2.9x	-5.7%	80.0%	100.0%

6/23/00	8/1/00	Lumination Plc	Imports, distributes, and manufactures a variety of light fitting products	Steeple Plc	10.6x	NA	11.4%	57.3%	42.7%

Project Alps
Comparable Transaction Analysis
Acquirors with Preexisiting Ownership Greater Than 50%
January 1, 2000 to Present

						Enterprise Value / Target LTM

Date	Date		Business		Transaction	Net
Announced	Effective	Target	Description	Acquiror	Value	Sales	EBIT	EBITDA

4/24/00	7/18/00	Cherry Corp.	Produces switches, sensors, controls, and keyboards	Management Group	$130.7	0.9x	32.2x	9.0x

11/22/99	7/18/00	ERC Industries Inc. (John Wood)	Manufacture oil field equip	John Wood Group PLC	5.1	0.9x	NM	NM

5/19/00	7/10/00	Virax	Designs, manufactures, and markets pipe handling tools	Coficom	2.8	0.4x	4.9x	NA

1/31/00	6/30/00	Thermedics (Thermo Electron)	Mnfr biomedical systems	Thermo Electron Corp.	169.2	2.0x	NM	145.1x

2/2/00	6/30/00	Thermo Instrument Systems, Inc.	Mnfr monitoring devices	Thermo Electron Corp.	831.7	1.9x	17.9x	13.2x

9/8/99	6/29/00	Sunrise International Leasing	Provides leasing options	The King Management Corp.	17.5	1.7x	NA	NA

6/28/00	6/28/00	New Paraho Corp.	Oil,gas exploration,prodn	Shale Technologies LLC	0.9	NA	NM	NM

3/14/00	6/20/00	Howmet International, Inc.	Mnfr investment engine parts	Alcoa Inc.	349.3	1.5x	10.6x	7.9x

12/8/99	6/19/00	Robertson-Ceco Corp.	Mnfr metal building products	Heico Companies LLC	57.0	0.6x	5.1x	4.4x

3/15/00	6/15/00	Goodhead Group Plc	Printing and marketing services	Management Group	19.1	0.6x	9.8x	4.6x

7/21/99	6/14/00	National Transaction Network	Electronic payment sys svcs	IVI Checkmate Corp.	0.2	1.2x	NM	NM

3/23/00	6/8/00	Homestead Village, Inc.	Own and op lodging properties	Security Capital Group, Inc.	156.8	4.3x	16.2x	9.6x

10/20/99	6/6/00	Thermoretec Corp.	Mnfr processed metals	Thermo Electron Corp.	56.9	1.1x	NM	34.2x

10/20/99	5/16/00	Randers Killam Gr	Construct nonresidential bldgs	Thermo Electron Corp.	6.7	1.5x	NM	NM

1/31/00	5/12/00	Thermo Optek Corp.	Mnfr spectroscopy instruments	Thermo Instrument Systems Inc.	51.8	1.8x	12.2x	9.9x

1/31/00	5/3/00	Metrika Systems Corp.	Mnfr measurement technologies	Thermo Instrument Systems, Inc.	14.2	1.1x	12.7x	9.0x

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value/

Date	Date		Business		LTM Net		Announced
Announced	Effective	Target	Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

4/24/00	7/18/00	Cherry Corp.	Produces switches, sensors, controls, and keyboards	Management Group	19.3x	1.0x	83.3%	52.0%	48.0%

11/22/99	7/18/00	ERC Industries Inc. (John Wood)	Manufacture oil field equip	John Wood Group PLC	NM	1.6x	NA	89.0%	100.0%

5/19/00	7/10/00	Virax	Designs, manufactures, and markets pipe handling tools	Coficom	7.0x	NA	94.5%	88.4%	11.6%

1/31/00	6/30/00	Thermedics (Thermo Electron)	Mnfr biomedical systems	Thermo Electron Corp.	NM	3.1x	76.3%	65.5%	100.0%

2/2/00	6/30/00	Thermo Instrument Systems, Inc.	Mnfr monitoring devices	Thermo Electron Corp.	30.0x	3.4x	27.0%	69.8%	100.0%

9/8/99	6/29/00	Sunrise International Leasing	Provides leasing options	The King Management Corp.	8.8x	NA	24.5%	57.0%	43.0%

6/28/00	6/28/00	New Paraho Corp.	Oil,gas exploration,prodn	Shale Technologies LLC	NM	0.0x	NA	82.3%	100.0%

3/14/00	6/20/00	Howmet International, Inc.	Mnfr investment engine parts	Alcoa Inc.	16.1x	4.0x	13.5%	81.1%	100.0%

12/8/99	6/19/00	Robertson-Ceco Corp.	Mnfr metal building products	Heico Companies LLC	8.1x	1.8x	46.0%	69.2%	100.0%

3/15/00	6/15/00	Goodhead Group Plc	Printing and marketing services	Management Group	2.8x	NA	7.8%	66.6%	34.4%

7/21/99	6/14/00	National Transaction Network	Electronic payment sys svcs	IVI Checkmate Corp.	NM	-0.5x	NA	78.6%	100.0%

3/23/00	6/8/00	Homestead Village, Inc.	Own and op lodging properties	Security Capital Group, Inc.	NM	0.8x	49.1%	72.3%	100.0%

10/20/99	6/6/00	Thermoretec Corp.	Mnfr processed metals	Thermo Electron Corp.	NM	1.5x	27.3%	55.4%	100.0%

10/20/99	5/16/00	Randers Killam Gr	Construct nonresidential bldgs	Thermo Electron Corp.	NM	1.6x	12.5%	91.2%	100.0%

1/31/00	5/12/00	Thermo Optek Corp.	Mnfr spectroscopy instruments	Thermo Instrument Systems Inc.	20.5x	2.2x	6.7%	90.0%	100.0%

1/31/00	5/3/00	Metrika Systems Corp.	Mnfr measurement technologies	Thermo Instrument Systems, Inc.	16.3x	2.0x	-6.5%	78.3%	100.0%

Project Alps
Comparable Transaction Analysis
Acquirors with Preexisiting Ownership Greater Than 50%
January 1, 2000 to Present

						Enterprise Value / Target LTM

Date	Date		Business		Transaction	Net
Announced	Effective	Target	Description	Acquiror	Value	Sales	EBIT	EBITDA

1/31/00	4/20/00	Thermo BioAnalysis (Thermo)	Mnfr,whl lab instruments	Thermo Instrument Systems, Inc.	$167.9	2.4x	23.3x	15.7x

12/1/99	4/19/00	Boise Cascade Office Products	Whl stationary,office supplies	Boise Cascade Corp.	205.3	0.4x	9.6x	7.1x

1/19/00	4/19/00	Conning Corp.	Pvd asset mgmt,research svcs	Metropolitan Life Insurance Co	74.3	1.0x	4.1x	3.6x

1/31/00	4/13/00	ONIX Systems, Inc.	Mnfr process control device	Thermo Instrument Systems Inc.	23.1	0.9x	23.2x	13.0x

1/31/00	4/12/00	Thermedics Detection Inc.	Mnfr process control systems	Thermedics(Thermo Electron)	17.0	1.9x	24.9x	15.9x

1/31/00	4/4/00	Thermo Sentron Inc.(Thermedics)	Mnfr packaging machinery	Thermedics(Thermo Electron)	30.7	1.4x	14.6x	10.9x

7/13/99	1/7/00	Thermo Vision(Thermo Inst)	Mnfr medical monitoring equip	Thermo Instrument Systems Inc.	11.9	1.5x	102.6x	26.8x

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value/

Date	Date		Business		LTM Net		Announced
Announced	Effective	Target	Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

1/31/00	4/20/00	Thermo BioAnalysis (Thermo)	Mnfr,whl lab instruments	Thermo Instrument Systems, Inc.	35.2x	1.0x	51.4%	70.1%	100.0%

12/1/99	4/19/00	Boise Cascade Office Products	Whl stationary,office supplies	Boise Cascade Corp.	14.5x	1.7x	43.5%	80.5%	100.0%

1/19/00	4/19/00	Conning Corp.	Pvd asset mgmt,research svcs	Metropolitan Life Insurance Co	13.4x	1.8x	15.6%	56.6%	100.0%

1/31/00	4/13/00	ONIX Systems, Inc.	Mnfr process control device	Thermo Instrument Systems Inc.	29.4x	0.9x	2.9%	81.2%	100.0%

1/31/00	4/12/00	Thermedics Detection Inc.	Mnfr process control systems	Thermedics(Thermo Electron)	30.6x	1.3x	0.8%	88.2%	100.0%

1/31/00	4/4/00	Thermo Sentron Inc.(Thermedics)	Mnfr packaging machinery	Thermedics(Thermo Electron)	24.6x	1.6x	7.4%	80.5%	100.0%

7/13/99	1/7/00	Thermo Vision(Thermo Inst)	Mnfr medical monitoring equip	Thermo Instrument Systems Inc.	260.2x	1.8x	75.0%	77.5%	100.0%

				Equity Value /
	Enterprise Value / Target LTM
				LTM		Announced
	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired
Mean	2.1x	17.2x	15.3x	30.5x	2.5x	35.1%	72.8%	85.9%

Median	1.1x	13.1x	9.3x	16.5x	1.8x	24.7%	73.2%	100.0%

High	14.4x	102.6x	145.1x	260.2x	14.7x	220.0%	96.2%	100.0%

Low	0.1x	2.1x	1.3x	2.8x	-0.5x	-15.8%	50.6%	3.8%

Ranger Multiples at an Implied Stock Price of $9.00

	0.7x	NM	31.5x	NM	1.0x	44.4%

Project Alps
Comparable Transaction Analysis
Selected Brand and Apparel Retailers
January 1, 1997 to Present

						Enterprise Value / Target LTM

Date	Date		Business		Transaction	Net
Announced	Effective	Target	Description	Acquiror	Value	Sales	EBIT	EBITDA

1/18/02	Pending	Bendon Group Ltd.	Manufacturers and distributes intimate apparel, women’s lingerie, and men’s underwear	Pacific Retail Group Ltd.	$25.6	0.39x	6.30x	4.35x

2/4/02	3/22/02	Intimate Brands, Inc.	Markets women’s lingiere and body lotions	Limited, Inc.	1,549.5	1.93x	17.89x	14.20x

12/18/00	11/28/01	Donna Karan International, Inc.	Designer of women’s and men’s clothing, shoes and accessories	LVMH Moet Hennessy Louis Vuitton SA	233.1	0.35x	11.31x	6.30x

4/25/01	11/15/01	Specialty Catalog Corp.	Direct marketer targeting niche consumer product categories through a variety of catalogs	Specialty Acquisition Corp.	21.8	0.55x	NM	NM

5/15/01	8/17/01	Time Products Plc	Distributes and retails branded watches, watchstraps and associated products	Almar Plc	74.6	1.00x	7.51x	6.62x

4/6/01	8/17/01	Rebel Sport Ltd.	Marketer of retail sporting goods	Harvey Norman Holdings Ltd.	58.2	0.48x	15.40x	7.15x

4/25/01	6/22/01	OroAmerica, Inc.	Manufacturer and distributor of fine karat gold jewelry to retail jewelers, jewelry chain stores, discount stores, department stores and television shopping networks	Aurafin LLC	49.2	0.31x	6.55x	4.29x

9/25/00	6/11/01	Bucherer AG	Retailer of jewelry	Private Investors	28.9	0.58x	6.80x	NM

2/22/01	6/8/01	Oshman’s Sporting Goods	Sporting good retailer	Gart Sports Co.	114.2	0.36x	11.85x	7.33x

2/22/01	4/5/01	Sunglass HUT International, Inc.	Marketer and distributer of eyewear	Shade Acquisition Corp.	669.2	1.0x	13.3x	8.3x

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value /

Date	Date		Business		LTM Net		Announced
Announced	Effective	Target	Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

1/18/02	Pending	Bendon Group Ltd.	Manufacturers and distributes intimate apparel, women’s lingerie, and men’s underwear	Pacific Retail Group Ltd.	1.31x	0.58x	7.1%	16.0%	84.0%

2/4/02	3/22/02	Intimate Brands, Inc.	Markets women’s lingiere and body lotions	Limited, Inc.	31.08x	14.70x	10.2%	84.0%	16.0%

12/18/00	11/28/01	Donna Karan International, Inc.	Designer of women’s and men’s clothing, shoes and accessories	LVMH Moet Hennessy Louis Vuitton SA	17.77x	1.50x	114.9%	—	100.0%

4/25/01	11/15/01	Specialty Catalog Corp.	Direct marketer targeting niche consumer product categories through a variety of catalogs	Specialty Acquisition Corp.	19.91x	1.80x	53.3%	29.0%	71.0%

5/15/01	8/17/01	Time Products Plc	Distributes and retails branded watches, watchstraps and associated products	Almar Plc	10.12x	0.68x	11.1%	—	100.0%

4/6/01	8/17/01	Rebel Sport Ltd.	Marketer of retail sporting goods	Harvey Norman Holdings Ltd.	NM	3.96x	21.4%	—	55.3%

4/25/01	6/22/01	OroAmerica, Inc.	Manufacturer and distributor of fine karat gold jewelry to retail jewelers, jewelry chain stores, discount stores, department stores and television shopping networks	Aurafin LLC	15.78x	0.68x	51.0%	—	100.0%

9/25/00	6/11/01	Bucherer AG	Retailer of jewlery	Private Investors	8.05x	0.61x	28.0%	92.3%	7.7%

2/22/01	6/8/01	Oshman’s Sporting Goods	Sporting good retailer	Gart Sports Co.	7.54x	0.60x	43.2%	—	100.0%

2/22/01	4/5/01	Sunglass HUT International, Inc.	Marketer and distributer of eyewear	Shade Acquisition Corp.	29.6x	11.5x	42.6%	—	100.0%

Project Alps
Comparable Transaction Analysis
Selected Brand and Apparel Retailers
January 1, 1997 to Present

						Enterprise Value / Target LTM

Date	Date		Business		Transaction	Net
Announced	Effective	Target	Description	Acquiror	Value	Sales	EBIT	EBITDA

8/11/00	10/2/00	Piercing Pagoda	Specialty retailer of gold jewelry	Zale Corporation	$268.4	1.0x	184.3x	7.7x

6/30/00	8/29/00	Shani Group Plc	Clothing manufacturing	Goodvibes Ltd.	10.4	0.3x	15.9x	9.4x

12/28/99	5/11/00	Jostens, Inc.	Leading marketer of commemorative school products and services.	Investcorp Bank	917.1	1.3x	NA	7.8x

3/28/98	1/7/00	The Coleman Company, Inc.	Manufactures and distributes a wide range of outdoor products for camping and leisure-time activities	Sunbeam Corporation	1,919.2	1.7x	52.8x	25.8x

10/11/99	12/17/99	Authentic Fitness Corp.	Marketer, distributor and retailer of bathing suits, swimming accessories and other activewear	Warnaco Group, Inc.	536.3	1.3x	NM	7.2x

9/13/99	11/5/99	TAG Heuer International SA	Designer, producer and marketer of prestigious Seiss sports watches and chronographs	LVMH Moet Hennessy Louis Vuitton SA	1,251.7	2.9x	17.4x	16.1x

5/4/98	6/10/98	Farah, Inc.	Manufacturers and markets apparel primarily for men and boys, as well as for women	Tropical Sportswear International Corp.	92.9	0.4x	53.5x	7.0x

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Equity Value /

Date	Date		Business		LTM Net		Announced
Announced	Effective	Target	Description	Acquiror	Income	Book	Premium	% Owned	% Acquired

8/11/00	10/2/00	Piercing Pagoda	Specialty retailer of gold jewelry	Zale Corporation	19.4x	2.3x	46.0%	—	100.0%

6/30/00	8/29/00	Shani Group Plc	Clothing manufacturing	Goodvibes Ltd.	11.5x	0.6x	41.2%	—	100.0%

12/28/99	5/11/00	Jostens, Inc.	Leading marketer of commemorative school products and services.	Investcorp Bank	23.8x	19.7x	38.4%	—	94.0%

3/28/98	1/7/00	The Coleman Company, Inc.	Manufactures and distributes a wide range of outdoor products for camping and leisure-time activities	Sunbeam Corporation	NM	8.0x	67.4%	—	100.0%

10/11/99	12/17/99	Authentic Fitness Corp.	Marketer, distributor and retailer of bathing suits, swimming accessories and other activewear	Warnaco Group, Inc.	20.0x	3.2x	19.7%	—	100.0%

9/13/99	11/5/99	TAG Heuer International SA	Designer, producer and marketer of prestigious Seiss sports watches and chronographs	LVMH Moet Hennessy Louis Vuitton SA	24.5x	29.8x	29.9%	—	94.9%

5/4/98	6/10/98	Farah, Inc.	Manufacturers and markets apparel primarily for men and boys, as well as for women	Tropical Sportswear International Corp.	NM	1.2x	38.8%	—	95.0%

				Equity Value /

Transaction	Enterprise Value / Target LTM			LTM		Announced

Value	Net Sales	EBIT	EBITDA	Net Income	Book	Premium	% Owned	% Acquired

Mean	0.9x	30.1x	9.3x	17.2x	6.0x	39.1%	55.3%	83.4%

Median	0.6x	14.4x	7.3x	18.6x	1.8x	38.8%	56.5%	100.0%

High	2.9x	184.3x	25.8x	31.1x	29.8x	114.9%	92.3%	100.0%

Low	0.3x	6.3x	4.3x	1.3x	0.6x	7.1%	16.0%	7.7%
Ranger Multiples at an Implied Stock Price of $9.00

	0.7x	NM	31.5x	NM	1.0x	44.4%

Ranger Historical Stock Price Performance

Needham

Page 29

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger
Daily Closing Price
June 10, 1999 - June 10, 2002
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
Share Price
6/10/99
10/8/99
2/8/00
6/8/00
10/6/00
2/7/01
6/8/01
10/12/01
2/13/02

Needham
Page 30

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger

Price / Volume Histogram

Five Years Ending June 10, 2002

Volume in thousands

Volume (in thousands)
3,000.0
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
10.2%
10.4%
16.5%
4.0%
6.4%
17.1%
19.1%
13.5%
2.5%
0.3%
$4.00 - $5.00
$5.00 - $6.00
$6.00 - $7.00
$7.00 - $8.00
$8.00 - $9.00
$9.00 - $10.00
$10.00 - $11.00
$11.00 - $12.00
$12.00 - $13.00
$13.00 - $14.00

Needham

Page 31

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger

Price / Volume Histogram

Three Years Ending June 10, 2002

Volume in thousands

2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
Volume (in thousands)
20.8%
21.2%
33.7%
8.2%
7.2%
2.7%
1.0%
5.1%
0.0%
0.0%
$4.00 - $5.00
$5.00 - $6.00
$6.00 - $7.00
$7.00 - $8.00
$8.00 - $9.00
$9.00 - $10.00
$10.00 - $11.00
$11.00 - $12.00
$12.00 - $13.00
$13.00 - $14.00

Needham

Page 32

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger

Price / Volume Histogram

One Year Ending June 10, 2002

Volume in thousands

Volume (in thousands)
1,000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
0.0%
0.5%
62.5%
37.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
$4.00 - $5.00
$5.00 - $6.00
$6.00 - $7.00
$7.00 - $8.00
$8.00 - $9.00
$9.00 - $10.00
$10.00 - $11.00
$11.00 - $12.00
$12.00 - $13.00
$13.00 - $14.00

Needham

Page 33

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger

Price / Volume Histogram

Six Months Ending June 10, 2002

Volume in thousands

Volume (in thousands)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
-
97.9%
2.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
$4.00 - $5.00
$5.00 - $6.00
$6.00 - $7.00
$7.00 - $8.00
$8.00 - $9.00
$9.00 - $10.00
$10.00 - $11.00
$11.00 - $12.00
$12.00 - $13.00
$13.00 - $14.00

Needham

Page 34

Ranger Historical Stock Price Performance

Ranger Historical Stock Price Performance

Ranger

Price / Volume Histogram

Three Months Ending June 10, 2002

Volume in thousands

Volume (in thousands)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
100.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
$4.00 - $5.00
$5.00 - $6.00
$6.00 - $7.00
$7.00 - $8.00
$8.00 - $9.00
$9.00 - $10.00
$10.00 - $11.00
$11.00 - $12.00
$12.00 - $13.00
$13.00 - $14.00

Needham

Page 35

Ranger Historical Stock Price Performance

Discounted Cash Flow Analysis

Project Alps
Ranger Terminal Value Schedule
($ in thousands)

Fiscal Year Ending December 31, 2004

	Sales	COGS	Gross Profit	S,G&A	D&A	EBITDA

Forschner Cutlery	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*
Watches	*	*	*	*	*	*
Other	*	*	*	*	*	*
Bear	*	*	*	*	*	*
Retail	*	*	*	*	*	*
Licensing	*	*	*	*	*	*

Total	189,900	(105,014)	84,886	(53,617)	(2,033)	14,732

Fiscal Year Ending December 31, 2004

	Sales	COGS	Gross Profit	S,G&A	D&A	EBITDA

Forschner Cutlery	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*
Watches	*	*	*	*	*	*
Other	*	*	*	*	*	*
Bear	*	*	*	*	*	*
Retail	*	*	*	*	*	*
Licensing	*	*	*	*	*	*

Total	100.0%	100.0%	100.0%	-100.0%	-100.0%	100.00

Weighted Average Cost of Capital (WACC) and Discount Assumptions

Cost of Equity		Cost of Debt

Ke= CAPM = Rf + B(Rm-Rf)		Kd = Weighted Average Debt Yield

Rf = 10 - Year Bond =	5.03%	Kd =	7.00%

B=	0.84	Equity Value =	$51,554

Rm - Rf	8.00%

Ke=	11.75%	Debt Value =	$7,982

WACC = Ke * (Equity Value / Total Value) + Kd * (Debt Value / Total Value)*(1-T)

WACC =	10.78%	Years Discounted =	2.5

Forschner Cutlery

Discount Rate

	10.0%	12.0%	15.0%

5.0x	*	*	*

6.0x	*	*	*

7.0x	*	*	*
Victorinox Knives/Tools/Card

Discount Rate

	10.0%	12.0%	15.0%

5.0x	*	*	*

6.0x	*	*	*

7.0x	*	*	*

Watches

Discount Rate

	10.0%	12.0%	15.0%

5.0x	*	*	*

6.0x	*	*	*

7.0x	*	*	*

Bear

Discount Rate

	10.0%	12.0%	15.0%

5.0x	*	*	*

6.0x	*	*	*

7.0x	*	*	*

Licensing

Discount Rate

	10.0%	12.0%	15.0%

5.0x	*	*	*

6.0x	*	*	*

7.0x	*	*	*

Full Terminal Value

Discount Rate

10.0%	12.0%	15.0%

$74,295	$71,022	$66,480

$85,903	$82,119	$76,868

$97,511	$93,216	$87,255

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Ranger Free Cash Flow Schedule
($ in thousands)

	Fiscal Year Ending December 31,

	Projected

	2002E	2003E	2004E	2005E	2006E

EBIT	$3,405	$8,118	$12,699	$18,200	$21,972

Less: Income Taxes	(1,294)	(3,328)	(5,245)	(7,553)	(9,140)

Effective Tax Rate	38.0%	41.0%	41.3%	41.5%	41.6%

After-Tax EBIT	2,111	4,790	7,454	10,647	12,832

Plus: Depreciation & Amortization	3,035	2,477	2,033	2,007	1,947

Less: Capital Expenditures	(2,276)	(2,171)	(2,048)	(2,034)	(2,034)

Less: Insurance Payments	(1,401)	(1,376)	(1,297)	(1,259)	(1,181)

Less: Working Capital Requirements	1,154	(3,372)	(2,030)	(3,458)	(947)

Free Cash Flow	$2,623	$348	$4,112	$5,903	$10,617

Project Alps
Ranger Discounted Cash Flow Analysis
($ in thousands)

		Discount Rate

		10.0%	12.0%	15.0%

A	Present Value of Free Cash Flows	$16,386	$15,322	$13,901

		Discount Rate

		10.0%	12.0%	15.0%

B	Present Value of Terminal Value	$74,295	$71,022	$66,480

	Based on EBITDA Multiples	$85,903	$82,119	$76,868

		$97,511	$93,216	$87,255

		Discount Rate

		10.0%	12.0%	15.0%

C = A + B	Enterprise Value	$90,680	$87,408	$82,866

	Based on EBITDA Multiples	$102,289	$98,505	$93,254

		$113,897	$109,602	$103,641

D	Less : Net Debt(1)	$(7,574)	$(7,574)	$(7,574)

		Discount Rate

		10.0%	12.0%	15.0%

E = C + D	Equity Value	$83,106	$79,834	$75,292

	Based on EBITDA Multiples	$94,715	$90,931	$85,680

		$106,323	$102,028	$96,067

F	Current Shares Outstanding	8,274	8,274	8,274

		Discount Rate

		10.0%	12.0%	15.0%

G = E / F	Implied Stock Price	$10.04	$9.65	$9.10

		$11.45	$10.99	$10.36

		$12.85	$12.33	$11.61

	Diluted Shares Outstanding(2)	8,538	8,513	8,473

	(based on implied stock price)	8,646	8,603	8,557

		8,776	8,723	8,661

	Discount Rate

	10.0%	12.0%	15.0%

Diluted Implied Stock Price	$9.73	$9.38	$8.89

	$10.95	$10.57	$10.01

	$12.12	$11.70	$11.09

Notes:

(1)	As of March 31, 2002 Ranger has $1,187,000 in cash and $7,979,226 in debt.

(2)	Based on options vesting schedule as of March 29, 2002 and the Treasury Stock Method.

Project Alps
Xantia Free Cash Flow Schedule
($ in thousands)

	Fiscal Year Ending December 31,

	Projected

	2002E	2003E	2004E	2005E	2006E

EBIT	$1,843	$2,278	$2,694	$3,282	$3,614

Less: Income Taxes	(461)	(569)	(673)	(820)	(903)

Effective Tax Rate	25.0%	25.0%	25.0%	25.0%	25.0%

After-Tax EBIT	1,382	1,709	2,021	2,462	2,711

Plus: Depreciation & Amortization	300	300	300	300	300

Less: Capital Expenditures(1)	(497)	(464)	(447)	(463)	(465)

Less: Working Capital Requirements(1)	252	(720)	(443)	(787)	(216)

Free Cash Flow	$1,438	$825	$1,431	$1,512	$2,330

Note:

(1)	Calculated using a constant percentage of Ranger’s revenue in the respective fiscal year.

Project Alps
Xantia Discounted Cash Flow Analysis
($ in thousands)

		Discount Rate

		10.0%	12.0%	15.0%

A	Present Value of Free Cash Flows	$5,544	$5,243	$4,838

			Discount Rate

			10.0%	12.0%	15.0%

B	Present Value of Terminal Value	7.0x	$16,515	$15,787	$14,778

	Based on EBITDA Multiples	8.0x	$18,874	$18,043	$16,889

		9.0x	$21,233	$20,298	$19,000

			Discount Rate

			10.0%	12.0%	15.0%

C = A + B	Enterprise Value	7.0x	$22,058	$21,030	$19,616

	Based on EBITDA Multiples	8.0x	$24,417	$23,286	$21,727

		9.0x	$26,777	$25,541	$23,838

D	Plus : Cash (1)		$1,000	$1,000	$1,000

		Discount Rate

		10.0%	12.0%	15.0%

E = C + D	Equity Value	$23,058	$22,030	$20,616

	Based on EBITDA Multiples	$25,417	$24,286	$22,727

		$27,777	$26,541	$24,838

Note:

(1)	Assumes Xantia has $1,000,000 in cash and no debt.

Project Alps
VSA Free Cash Flow Schedule
($ in thousands)

	Fiscal Year Ending December 31,

	Projected

	2002E	2003E	2004E	2005E	2006E

EBIT	$(552)	$200	$860	$1,476	$2,464

Less: Income Taxes	—	—	—	—	—

Effective Tax Rate	0.0%	0.0%	0.0%	0.0%	0.0%

After-Tax EBIT	(552)	200	860	1,476	2,464

Plus: Depreciation & Amortization	221	210	194	207	226

Less: Capital Expenditures(1)	(166)	(184)	(196)	(210)	(236)

Less: Working Capital Requirements(1)	84	(286)	(194)	(357)	(110)

Free Cash Flow	$(413)	$(60)	$665	$1,117	$2,344

Note:

(1)	Calculated using a constant percentage of Ranger’s revenue in the respective fiscal year.

Project Alps
VSA Discounted Cash Flow Analysis
($ in thousands)

		Discount Rate

		10.0%	12.0%	15.0%

A	Present Value of Free Cash Flows	$2,293	$2,096	$1,836

			Discount Rate

			10.0%	12.0%	15.0%

B	Present Value of Terminal Value	7.0x	$5,815	$5,559	$5,203

	Based on EBITDA Multiples	8.0x	$6,646	$6,353	$5,947

		9.0x	$7,477	$7,147	$6,690

			Discount Rate

			10.0%	12.0%	15.0%

C = A + B	Enterprise Value	7.0x	$8,108	$7,655	$7,040

	Based on EBITDA Multiples	8.0x	$8,938	$8,449	$7,783

		9.0x	$9,769	$9,244	$8,527

D	Less : Net Debt		$—	$—	$—

		Discount Rate

		10.0%	12.0%	15.0%

E = C + D	Equity Value	$8,108	$7,655	$7,040

	Based on EBITDA Multiples	$8,938	$8,449	$7,783

		$9,769	$9,244	$8,527

Appendices

Projected Financial Schedules of Ranger

Needham

Page 45

Projected Financial Schedules of Ranger

Project Alps
Historical and Projected Consolidated Income Statement (1)
($ in thousands)

	Fiscal Year Ending December 31,				Fiscal Year Ending December 31,

	Historical				Projected

	1998A	1999A	2000A	2001A	2002E(2)	2003E(2)	2004E(2)	2005E(2)	2006E(2)

Total Revenue:

Forschner Cutlery	*	*	*	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*
Watches	*	*	*	*	*	*	*	*	*
Other	*	*	*	*	*	*	*	*	*
Licensing	*	*	*	*	*	*	*	*	*

Total Revenue	$127,851	$129,452	$131,752	$114,629	$123,769	$141,400	$157,000	$124,600	$184,900

Cost of Sales:
Forschner Cutlery	*	*	*	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*
Watches	*	*	*	*	*	*	*	*	*
Other	*	*	*	*	*	*	*	*	*
Licensing	*	*	*	*	*	*	*	*	*

Cost of Sales	(77,869)	(78,606)	(81,046)	(68,335)	(70,360)	(80,693)	88,651	93,261	105,014

Gross Profit:

Forschner Cutlery	*	*	*	*	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*
Watches	*	*	*	*	*	*	*	*	*
Other	*	*	*	*	*	*	*	*	*
Licensing	*	*	*	*	*	*	*	*	*

Gross Profit	49,982	50,846	50,706	46,314	53,409	60,707	68,349	77,339	84,886

Selling, General & Administrative	(46,211)	(43,075)	(43,963)	(46,090)	(46,969)	(50,112)	(53,617)	(57,132)	(60,967)

Depreciation & Amortization	(2,794)	(3,230)	(3,504)	(3,964)	(3,035)	(2,477)	(2,033)	(2,007)	(1,947)

Total Operating Expenses	(49,005)	(46,305)	(47,467)	(50,054)	(50,004)	(52,589)	(55,650)	(59,139)	(62,914)

EBIT	977	4,541	3,239	(3,740)	3,405	8,118	12,699	18,200	21,972

Interest and Other Income (Expense)	1,706	(2,273)	1,734	1,477	97	84	85	202	436

Interest Expense	—	(617)	(1,430)	(973)	(537)	(449)	(285)	(137)	(97)

Pre-Tax Income	2,683	1,651	3,543	(3,236)	2,965	7,753	12,499	18,265	22,310

Income Tax Benefit (Provision)	(1,220)	(1,531)	(1,579)	344	(1,127)	(3,101)	(4,999)	(7,306)	(8,924)

Minority Interest(3)	—	—	49	(260)	(431)	(970)	(1,456)	(1,985)	(2,603)

Net Income	$1,463	$120	$2,013	$(3,152)	$1,407	$3,682	$6,043	$8,975	$10,783

Diluted EPS	$0.18	$0.01	$0.25	$(0.39)	$0.17	$0.44	$0.71	$1.03	$1.21

Weighted Average Diluted Shares Outstanding	8,138	8,022	8,187	8,139	8,220	8,385	8,552	8,724	8,898

EBIT	$977	$4,541	$3,239	$(3,740)	$3,405	$8,118	$12,699	$18,200	$21,972

Add back Depreciation & Amortization	2,794	3,230	3,504	3,964	3,035	2,477	2,033	2,007	1,947

EBITDA	$3,771	$7,771	$6,743	$224	$6,440	$10,595	$14,732	$20,207	$23,919

EBITDA without 50% of Xantia owned by Victorinox					$5,369	$9,306	$13,235	$18,416	$21,962

Notes:

(1)	Projections reflect Company internal estimates.

(2)	Projections include results from Xantia S.A.

(3)	Minority interest includes half of Xantia S.A.’s net income and half of VSA’s net income.

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Balance Sheet
($ in thousands)

	Fiscal Year Ending December 31,					Fiscal Year Ending December 31,

	Historical					Projected

					As of
	1998A	1999A	2000A	2001A	3/31/02A	2002E	2003E	2004E	2005E	2006E

ASSETS

Cash & Cash Equivalents	$1,309	$1,302	$5,002	$2,639	$408	$3,815	$1,767	$3,884	$9,596	$19,438

Accounts Receivable	31,321	33,718	34,173	29,172	23,712	29,223	33,386	37,069	40,740	42,200

Inventories	28,890	30,227	33,461	34,758	39,079	33,505	35,084	35,460	37,408	38,894

Other current assets	6,658	5,293	5,976	6,540	8,285	6,540	6,540	6,540	6,540	6,540

Total Current Assets	68,178	70,540	78,612	73,109	71,484	73,062	76,777	82,954	94,284	107,072

Property, Plant & Equipment, Net	3,735	4,856	7,506	7,153	6,879	7,517	8,088	8,672	9,288	9,961

Goodwill and Other Intangibles	2,875	11,548	12,595	11,246	11,046	10,123	9,246	8,677	8,088	7,502

Deferred Income Taxes (1)	3,274	1,474	675	896	853	806	726	653	588	529

Investments	9,467	4,476	8,274	3,834	3,834	3,834	3,834	3,834	3,834	3,834

Other Assets (2)	12,875	14,710	16,787	17,896	18,499	19,297	20,673	21,970	23,229	24,410

Total Assets	$100,404	$107,604	$124,449	$114,134	$112,595	$114,660	$119,344	$126,760	$139,311	$153,308

LIABILITIES & STOCKHOLDERS’ EQUITY

Current Portion of LT Debt (3)	$5,140	$875	$1,493	$1,264	$1,261	$2,339	$2,112	$568	$1,389	$—

Account Payable	12,439	7,732	11,057	14,034	14,200	13,681	15,242	16,745	18,372	19,836

Accrued Liabilities	8,227	10,562	8,452	9,349	8,471	9,654	10,464	10,990	11,524	12,059

Total Current Liabilities	25,806	19,169	21,002	24,647	23,932	25,674	27,818	28,303	31,284	31,895

Long-Term Debt	—	11,362	16,038	6,408	6,721	4,069	1,957	1,389	—	—

Other Liabilities	—	693	675	675	675	675	675	675	675	675

Total Liabilities	25,806	31,224	37,715	31,730	31,328	30,418	30,450	30,367	31,959	32,570

Minority Interest	—	—	6,050	6,644	6,656	7,075	8,005	9,289	10,978	13,089

Stockholders’ Equity	74,598	76,380	80,684	75,760	74,611	77,167	80,889	87,104	96,374	107,650

Total Liabilities and Stockholders’ Equity	$100,404	$107,604	$124,449	$114,134	$112,595	$114,660	$119,344	$126,760	$139,311	$153,308

Notes:

(1)	Assumes deferred tax asset is amortized at a rate of 10% annually.

(2)	Reflects cash value of insurance policies.

(3)	Based on Company’s principal payment of debt schedule.

Project Alps
Historical and Projected Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31,				Fiscal Year Ending December 31,

	Historical				Projected

	1998A	1999A	2000A	2001A	2002E	2003E	2004E	2005E	2006E

Total Revenue Margin:

Forschner Cutlery	*	*	*	*	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*

Watches	*	*	*	*	*	*	*	*	*

Other	*	*	*	*	*	*	*	*	*

Bear	*	*	*	*	*	*	*	*	*

Licensing	*	*	*	*	*	*	*	*	*

Total Revenue Growth	—	1.3%	1.8%	-13.05%	8.0%	14.2%	11.0%	11.25%	8.8%

Cost of Sales:

Forschner Cutlery	*	*	*	*	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*

Watches	*	*	*	*	*	*	*	*	*

Other	*	*	*	*	*	*	*	*	*

Bear	*	*	*	*	*	*	*	*	*

Licensing	*	*	*	*	*	*	*	*	*

Cost of Sales:	-60.9%	-60.7%	-61.5%	-59.6%	-56.8%	-57.1%	-56.5%	-55.7%	-55.3%

Gross Profit:

Forschner Cutlery	*	*	*	*	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*	*	*	*	*

Watches	*	*	*	*	*	*	*	*	*

Other	*	*	*	*	*	*	*	*	*

Bear	*	*	*	*	*	*	*	*	*

Licensing	*	*	*	*	*	*	*	*	*

Gross Profit	39.1%	39.3%	38.5%	40.4%	43.2%	42.9%	43.5%	44.3%	44.7%

Selling, General & Administrative	-36.1%	-33.3%	-33.4%	-40.2%	-37.9%	-35.4%	-34.2%	-32.7%	-32.1%

Depreciation & Amortization	-2.2%	-2.5%	-2.7%	-3.5%	-2.5%	-1.8%	-1.3%	-1.1%	-1.0%

Total Operating Expenses	-38.3%	-35.8%	-36.0%	-43.7%	-40.4%	-37.2%	-35.4%	-33.9%	-33.1%

EBIT	0.8%	3.5%	2.5%	-3.3%	2.8%	5.7%	8.1%	10.4%	11.6%

Interest and Other Income (Expense)	1.3%	-1.8%	1.3%	1.3%	0.1%	0.1%	0.1%	0.1%	0.2%

Interest Expense	0.0%	-0.5%	-1.1%	-0.8%	-0.4%	-0.3%	-0.2%	-0.1%	-0.1%

Pre-Tax Income	2.1%	1.3%	2.7%	-2.8%	2.4%	5.5%	8.0%	10.5%	11.7%

Income Tax Rate	-45.5%	-92.7%	-44.6%	-10.6%	-38.0%	-40.0%	-40.0%	-40.0%	-40.0%

Minority Interest	0.0%	0.0%	0.0%	-0.2%	-0.3%	-0.7%	-0.9%	-1.1%	-1.4%

Net Income	1.1%	0.1%	1.5%	-2.7%	1.1%	2.6%	3.8%	5.1%	5.7%

Diluted EPS Growth	—	-91.7%	1543.7%	NM	-144.2%	156.5%	60.9%	45.6%	17.8%

Weighted Average Diluted Shares Outstanding	—	-1.4%	2.1%	-0.6%	1.0%	2.0%	2.0%	2.0%	2.0%

EBIT	0.8%	3.5%	2.5%	-3.3%	2.8%	5.7%	8.1%	10.4%	11.6%

Add back Depreciation & Amortization	2.2%	2.5%	2.7%	3.5%	2.5%	1.8%	1.3%	1.1%	1.0%

EBITDA	2.9%	6.0%	5.1%	0.2%	5.2%	7.5%	9.4%	11.6%	12.6%

EBITDA without 50% of Xantia owned by Victorinox					4.3%	6.6%	8.4%	10.5%	11.6%

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Cash Flow Statement
($ in thousands)

	Fiscal Year Ending December 31,				Fiscal Year Ending December 31,

	Historical				Projected

	1998A	1999A	2000A	2001A	2002E	2003E	2004E	2005E	2006E

Cash Flows from Operating Activities:

Net Income	$1,463	$120	$2,013	$(3,152)	$1,407	$3,722	$6,215	$9,270	$11,276

Adjustments to reconcile net income to cash provided from operating activities:

Minority Interest	—	—	(49)	260	431	930	1,284	1,689	2,110

Depreciation	2,794	3,230	3,504	3,964	1,912	1,600	1,464	1,418	1,361

Amortization					1,123	877	569	589	586

Stock Compensation Expense	21	73	58	32	—	—	—	—	—

Deferred Income Taxes	2,652	(435)	543	(451)	90	81	73	65	59

Investment (gain) loss, net	(1,651)	2,280	(1,508)	(1,477)	—	—	—	—	—

	$5,279	$5,268	$4,561	$(824)	$4,963	$7,209	$9,605	$13,031	$15,392

Changes in other current assets and liabilities:

(Increase) Decrease — Accounts Receivable	$(3,167)	$(1,206)	$1,625	$6,962	$(51)	$(4,163)	$(3,683)	$(3,671)	$(1,460)

(Increase) Decrease — Inventories	(1,433)	383	(727)	96	1,253	(1,579)	(376)	(1,948)	(1,486)

(Increase) Decrease — Prepaid and other	(2,814)	3,652	(630)	68	—	—	—	—	—

Increase (Decrease) — Accounts Payable	3,937	(5,030)	1,366	87	(353)	1,561	1,503	1,626	1,464

Increase (Decrease) — Accrued Liabilities	(1,661)	1,872	(2,161)	1,094	305	810	526	534	535

Net cash provided from operating activities:	$141	$4,939	$4,034	$7,483	$6,117	$3,838	$7,575	$9,573	$14,445

Cash flows from investing activities

Acquisition of Bear MGC Cutlery, Inc., net of cash acquired	$—	$(7,982)	$—	$—	$—	$—	$—	$—	$—

Acquisition of Xantia, S.A., net of cash acquired	—	—	(1,751)	—	—	—	—	—	—

Capital Expenditures	(1,302)	(1,698)	(1,433)	(2,010)	(2,276)	(2,171)	(2,048)	(2,034)	(2,034)

Additions to other assets	(2,701)	(3,776)	(2,605)	(1,716)	(1,401)	(1,376)	(1,297)	(1,259)	(1,181)

Proceeds from sales of investments	1,949	1,972	—	3,832	—	—	—	—	—

Net cash used for investing activities	(2,054)	(11,484)	(5,789)	106	(3,677)	(3,547)	(3,345)	(3,293)	(3,215)

Cash flows from financing activities:

Revolver net borrowings (payments of borrowings)	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net borrowings (repayments) of Debt	5,140	7,097	5,212	(9,793)	(1,264)	(2,339)	(2,112)	(568)	(1,389)

Repurchase of common stock	(3,081)	(517)	—	(20)	—	—	—	—	—

Proceeds from exercise of stock options and warrants	70	54	—	—	—	—	—	—	—

Net cash used for financing activities	$2,129	$6,634	$5,212	$(9,813)	$(1,264)	$(2,339)	$(2,112)	$(568)	$(1,389)

Effect of exchange rate changes on cash	$(25)	$(96)	$243	$(139)	$—	$—	$—	$—	$—

Net increase (decrease) in cash & cash equivalents:	231	(7)	3,700	(2,363)	1,176	(2,048)	2,117	5,712	9,841

Cash & cash equivalents, beginning of period	1,078	1,269	1,262	4,962	2,639	3,815	1,767	3,884	9,596

Cash & cash equivalents, end of period	$1,269	$1,262	$4,962	$2,639	$3,815	$1,767	$3,884	$9,596	$19,438

Project Alps
Historical and Projected Working Capital Schedule
($ in thousands)

	Fiscal Year Ending December 31,				Fiscal Year Ending December 31,

	Historical				Projected

	1998A	1999A	2000A	2001A	2002E	2003E	2004E	2005E	2006E

Summary Income Statement

Net Sales	$127,851	$129,452	$131,752	$114,629	$123,769	$141,400	$157,000	$174,600	$189,900

Cost of Sales	(77,869)	(78,606)	(81,046)	(68,315)	(70,360)	(80,693)	(88,651)	(97,261)	(105,014)

EBIT	977	4,541	3,239	(3,740)	3,405	8,118	12,699	18,200	21,972

Depreciation & Amortization	2,794	3,230	3,504	3,964	3,035	2,477	2,033	2,007	1,947

EBITDA	$3,771	$7,771	$6,743	$224	$6,440	$10,595	$14,732	$20,207	$23,919

Interest (Expense) / Income	1,706	(2,890)	304	504	(440)	(365)	(200)	65	338

Income Taxes	(1,220)	(1,531)	(1,579)	344	(1,127)	(3,101)	(4,999)	(7,306)	(8,924)

Net Income	$1,463	$120	$2,013	$(3,152)	$1,407	$3,722	$6,215	$9,270	$11,276

Summary Balance Sheet Data

Cash & Cash Equivalents	$1,309	$1,302	$5,002	$2,639	$3,815	$1,767	$3,884	$9,596	$19,438

Accounts Receivable, net	31,321	33,718	34,173	29,172	29,223	33,386	37,069	40,740	42,200

Days Outstanding	88	94	93	92	85	85	85	84	80

Inventories	28,890	30,227	33,461	34,758	33,505	35,084	35,460	37,408	38,894

InventoryTurns (COGS)	2.7x	2.6x	2.4x	2.0x	2.1x	2.3x	2.5x	2.6x	2.7x

Other Current Assets	6,658	5,293	5,976	6,540	6,540	6,540	6,540	6,540	6,540

% of Net Revenue	5.2%	4.1%	4.5%	5.7%	5.3%	4.6%	4.2%	3.7%	3.4%

Accounts Payable	12,439	7,732	11,057	14,034	13,681	15,242	16,745	18,372	19,836

Days Outstanding	58	35	49	74	70	68	68	68	68

Accrued Liabilities	8,227	10,562	8,452	9,349	9,654	10,464	10,990	11,524	12,059

% of Net Revenue	6.4%	8.2%	6.4%	8.2%	7.8%	7.4%	7.0%	6.6%	6.4%

Long-term Debt	—	11,362	16,038	6,408	4,069	1,957	1,389	—	—

Stockholders’ Equity	74,598	76,380	80,684	75,760	77,167	80,889	87,104	96,374	107,650

Working Capital (Net of Cash)	46,203	50,944	54,101	47,087	45,933	49,304	51,335	54,793	55,739

% of Net Revenue	36.1%	39.4%	41.1%	41.1%	37.1%	34.9%	32.7%	31.4%	29.4%

Summary Cash Flow Statement Data

Net Income	$1,463	$120	$2,013	$(3,152)	$1,407	$3,722	$6,215	$9,270	$11,276

Depreciation & Amortization	2,794	3,230	3,504	3,964	3,035	2,477	2,033	2,007	1,947

Increase (Decrease) in Working Capital (Net)	—	4,741	3,157	(7,014)	(1,154)	3,372	2,030	3,458	947

Payments on Insurance	(2,701)	(3,776)	(2,605)	(1,716)	(1,401)	(1,376)	(1,297)	(1,259)	(1,181)

Capital Expenditures	(1,302)	(1,698)	(1,433)	(1,716)	(2,276)	(2,171)	(2,048)	(2,034)	(2,034)

% of Net Revenue	-1.0%	-1.3%	-1.1%	-1.5%	-1.8%	-1.5%	-1.3%	-1.2%	-1.1%

Project Alps
Xantia S.A.

	Fiscal Year Ending December 31,

	2001A	2002E	2003E	2004E	2005E	2006E

Net Sales	*	*	*	*	*	*
Growth Rate	*	*	*	*	*	*
COGS	*	*	*	*	*	*

Gross Profit	*	*	*	*	*	*
Gross Margin (%)	*	*	*	*	*	*
S, G & A	*	*	*	*	*	*

EBIT	1,013	1,843	2,278	2,694	3,282	3,614
EBIT Margin (%)	4.6%	6.8%	7.5%	7.9%	8.3%	8.3%
Interest Income	42	42	42	42	42	42
EBT	1,055	1,885	2,320	2,736	3,324	3,656
Income Taxes	(264)	(471)	(580)	(684)	(831)	(914)
Income Tax (%)	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%

Net Income	791	1,414	1,740	2,052	2,493	2,742

EBIT	1,013	1,843	2,278	2,694	3,282	3,614
Add back Depreciation & Amortization	300	300	300	300	300	300

EBITDA	1,313	2,143	2,578	2,994	3,582	3,914

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
VSA

	2000A		2001A		2002E		2003E		2004E		2005E		2006E

Net Sales	$	*	$	*	$	*	$	*	$	*	$	*	$	*
Growth Rate		*		*		*		*		*		*		*
COGS		*		*		*		*		*		*		*

Gross Profit	$	*	$	*	$	*	$	*	$	*	$	*	$	*
Gross Margin (%)		*		*		*		*		*		*		*
S, G & A		*		*		*		*		*		*		*

EBIT		(398)		(178)		(552)		200		860		1,476		2,464
EBIT Margin (%)		-7.2%		-3.3%		-6.1%		1.7%		5.7%		8.2%		11.2%
Income Taxes(1)		—		—		—		—		—		—		—
Income Tax (%)		0.0%		0.0%		0.0%		0.0%		0.0%		0.0%		0.0%

Net Income		$(398)		$(178)		$(552)		$200		$860		$1,476		$2,464

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Historical and Projected Quarterly Income Statement

Needham

Page 53

Historical and Projected Quarterly Income Statement

Project Alps
Historical and Projected Quarterly Income Statement
($ in thousands)

	Fiscal Year Ending December 31, 1998

	3/31/98	6/30/98	9/30/98	12/31/98	FY 1998A

Total Revenue

Forschner Cutlery	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*
Watches	*	*	*	*	*
Other	*	*	*	*	*
Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Total Revenue	$24,610	$30,187	$31,370	$41,684	$127,851

Cost of Sales

Forschner Cutlery	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*
Watches	*	*	*	*	*
Other	*	*	*	*	*
Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Cost of Sales	(15,375)	(18,550)	(18,680)	(25,264)	(77,869)

Gross Profit
Forschner Cutlery	*	*	*	*	*
Victorinox Knives/Tools/Card	*	*	*	*	*
Watches	*	*	*	*	*
Other	*	*	*	*	*
Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Gross Profit	9,235	11,637	12,690	16,420	49,982

Selling, General & Administrative	(9,591)	(10,818)	(11,134)	(14,668)	(46,211)

Depreciation & Amortization	(714)	(712)	(746)	(622)	(2,794)

Total Operating Expenses	(10,305)	(11,530)	(11,880)	(15,290)	(49,005)

EBIT	(1,070)	107	810	1,130	977

Interest and Other Income (Expense)	1,550	66	(4)	94	1,706

Interest Expense	—	—	—	—	—

Pre-Tax Income	480	173	806	1,224	2,683

Income Tax Benefit (Provision)	(194)	(70)	(341)	(615)	(1,220)

Minority Interest	—	—	—	—	—

Net Income	$286	$103	$465	$609	$1,463

Diluted EPS	$0.03	$0.01	$0.06	$0.08	$0.18

Weighted Average Diluted Shares Outstanding	8,213	8,261	8,237	7,904	8,138

EBIT	$(1,070)	$107	$810	$1,130	$977

Add back Depreciation & Amortization	714	712	746	622	2,794

EBITDA	$(356)	$819	$1,556	$1,752	$3,771

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31, 1998

	3/31/98	6/30/98	9/30/98	12/31/98	FY 1998A

Total Revenue:

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue Growth	—	27.7%	3.9%	32.9%	—

Cost of Sales:

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	-62.5%	-61.5%	-59.5%	-60.6%	-60.9%

Gross Profit

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	37.5%	38.5%	40.5%	39.4%	39.1%

Selling, General & Administrative	-39.0%	-35.8%	-35.5%	-35.2%	-36.1%

Depreciation & Amortization	-2.9%	-2.4%	-2.4%	-1.5%	-2.2%

Total Operating Expenses	-41.9%	-38.2%	-37.9%	-36.7%	-38.3%

EBIT	-4.3%	0.4%	2.6%	2.7%	0.8%

Interest and Other Income (Expense)	6.3%	0.2%	0.0%	0.2%	1.3%

Interest Expense	0.0%	0.0%	0.0%	0.0%	0.0%

Pre-Tax Income	2.0%	0.6%	2.6%	2.9%	2.1%

Income Tax Rate	-40.4%	-40.5%	-42.3%	-50.2%	-45.5%

Minority Interest	0.0%	0.0%	0.0%	0.0%	0.0%

Net Income	1.2%	0.3%	1.5%	1.5%	1.1%

Diluted EPS	—	-64.2%	352.8%	36.5%	—

Weighted Average Diluted Shares Outstanding	—	0.6%	-0.3%	-4.0%	—

EBIT	-4.3%	0.4%	2.6%	2.7%	0.8%

Add back Depreciation & Amortization	2.9%	2.4%	2.4%	1.5%	2.2%

EBITDA	-1.4%	2.7%	5.0%	4.2%	2.9%

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement
($ in thousands)

	Fiscal Year Ending December 31, 1999

	3/31/99	6/30/99	9/30/99	12/31/99	FY 1999A

Total Revenue:

Forschner Cutlery	*	*	*	*	*

Victoria Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue	$23,570	$30,396	$33,026	$42,460	$129,452

Cost of Sales

Forschner Cutlery	*	*	*	*	*

Victoria Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	(14,621)	(18,406)	(20,228)	(25,351)	(78,606)

Gross Profit

Forschner Cutlery	*	*	*	*	*

Victoria Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	8,949	11,990	12,798	17,109	50,846

Selling, General & Administrative	(9,270)	(10,524)	(10,347)	(12,934)	(43,075)

Depreciation & Amortization	(720)	(806)	(863)	(841)	(3,230)

Total Operating Expenses	(9,990)	(11,330)	(11,210)	(13,775)	(46,305)

EBIT	(1,041)	660	1,588	3,334	4,541

Interest and Other Income (Expense)	427	(2,700)	—	—	(2,273)

Interest Expense	—	(143)	(235)	(239)	(617)

Pre-Tax Income	(614)	(2,183)	1,353	3,095	1,651

Income Tax Benefit (Provision)	261	57	(587)	(1,262)	(1,531)

Minority Interest	—	—	—	—	—

Net Income	$(353)	$(2,126)	$766	$1,833	$120

Diluted EPS	$(0.04)	$(0.27)	$0.10	$0.22	$0.01

Weighted Average Diluted Shares Outstanding	7,885	7,854	8,048	8,176	8,022

EBIT	$(1,041)	$660	$1,588	$3,334	$4,541

Add back Depreciation & Amortization	720	806	863	841	3,230

EBITDA	$(321)	$1,466	$2,451	$4,175	$7,771

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31, 1999

	3/31/99	6/30/99	9/30/99	12/31/99	FY 1999A

Total Revenue Growth

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue Growth	-43.5%	29.0%	8.7%	28.6%	1.3%

Cost of Goods Sold

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	-62.0%	-60.6%	-61.2%	-59.7%	-60.7%

Gross Profit

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	38.0%	39.4%	38.8%	40.3%	39.3%

Selling, General & Administrative	-39.3%	-34.6%	-31.3%	-30.5%	-33.3%

Depreciation & Amortization	-3.1%	-2.7%	-2.6%	-2.0%	-2.5%

Total Operating Expenses	-42.4%	-37.3%	-33.9%	-32.4%	-35.8%

EBIT	-4.4%	2.2%	4.8%	7.9%	3.5%

Interest and Other Income (Expense)	1.8%	-8.9%	0.0%	0.0%	-1.8%

Interest Expense	0.0%	-0.5%	-0.7%	-0.6%	-0.5%

Pre-Tax Income	-2.6%	-7.2%	4.1%	7.3%	1.3%

Income Tax Rate	-42.5%	-2.6%	-43.4%	-40.8%	-92.7%

Minority Interest	0.0%	0.0%	0.0%	0.0%	0.0%

Net Income	-1.5%	-7.0%	2.3%	4.3%	0.1%

Diluted EPS	-158.1%	504.6%	-135.2%	135.5%	-91.7%

Weighted Average Diluted Shares Outstanding	-0.2%	-0.4%	2.5%	1.6%	-1.4%

EBIT	-4.4%	2.2%	4.8%	7.9%	3.5%

Add back Depreciation & Amortization	3.1%	2.7%	2.6%	2.0%	2.5%

EBITDA	-1.4%	4.8%	7.4%	9.8%	6.0%

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement
($ in thousands)

	Fiscal Year Ending December 31, 2000

	3/31/00	6/30/00	9/30/00	12/31/00	FY 2000A

Total Revenue
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*
Licensing	*	*	*	*	*

Total Revenue	$25,310	$29,345	$32,719	$44,378	$131,752

Cost of Sales
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	(15,769)	(17,595)	(19,920)	(27,762)	(81,046)

Gross Profit
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	9,541	11,750	12,799	16,616	50,706

Selling, General & Administrative	(9,589)	(10,403)	(10,661)	(13,310)	(43,963)

Depreciation & Amortization	(896)	(892)	(542)	(1,174)	(3,504)

Total Operating Expenses	(10,485)	(11,295)	(11,203)	(14,484)	(47,467)

EBIT	(944)	455	1,596	2,132	3,239

Interest and Other Income (Expense)	1,645	164	—	(75)	1,734

Interest Expense	(214)	(345)	(294)	(577)	(1,430)

Pre-Tax Income	487	274	1,302	1,480	3,543
Income Tax Benefit (Provision)	(211)	(119)	(525)	(724)	(1,579)
Minority Interest	—	—	12	37	49

Net Income	$276	$155	$789	$793	$2,013

Diluted EPS	$0.03	$0.02	$0.10	$0.10	$0.25

Weighted Average Diluted Shares Outstanding	8,217	8,153	8,250	8,279	8,187
EBIT	$(944)	$455	$1,596	$2,132	$3,239

Add back Depreciation & Amortization	896	892	542	1,174	3,504

EBITDA	$(48)	$1,347	$2,138	$3,306	$6,743

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31, 2000

	3/31/00	6/30/00	9/30/00	12/31/00	FY 2000A

Total Revenue
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue Growth	—	15.9%	11.5%	35.6%	—

Cost of Sales
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	-62.3%	-60.0%	-60.9%	-62.6%	-61.5%

Gross Profit
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	37.7%	40.0%	39.1%	37.4%	38.5%

Selling, General & Administrative	-37.9%	-35.5%	-32.6%	-30.0%	-33.4%

Depreciation & Amortization	-3.5%	-3.0%	-1.7%	-2.6%	-2.7%

Total Operating Expenses	-41.4%	-38.5%	-34.2%	-32.6%	-36.0%

EBIT	-3.7%	1.6%	4.9%	4.8%	2.5%

Interest and Other Income (Expense)	6.5%	0.6%	0.0%	-0.2%	1.3%

Interest Expense	-0.8%	-1.2%	-0.9%	-1.3%	-1.1%

Pre-Tax Income	1.9%	0.9%	4.0%	3.3%	2.7%

Income Tax Rate	-43.3%	-43.4%	-40.3%	-48.9%	-44.6%

Minority Interest	0.0%	0.0%	0.0%	0.1%	0.0%

Net Income	1.1%	0.5%	2.4%	1.8%	1.5%

Diluted EPS	—	-43.4%	403.0%	0.2%	—

Weighted Average Diluted Shares Outstanding	—	-0.8%	1.2%	0.4%	2.1%

EBIT	-3.7%	1.6%	4.9%	4.8%	2.5%

Add back Depreciation & Amortization	3.5%	3.0%	1.7%	2.6%	2.7%

EBITDA	-0.2%	4.6%	6.5%	7.4%	5.1%

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement
($ in thousands)

		Fiscal Year Ending December 31, 2001

	3/31/01	6/30/01	9/30/01	12/31/01	FY 2001A

Total Revenue

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue	$21,273	$27,577	$27,015	$38,764	$114,629

Cost of Sales:

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	(13,287)	(15,961)	(15,357)	(23,710)	(68,315)

Gross Profit

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	7,986	11,616	11,658	15,054	46,314

Selling, General & Administrative	(10,501)	(10,612)	(11,107)	(13,870)	(46,090)

Depreciation & Amortization	(1,159)	(956)	(923)	(926)	(3,964)

Total Operating Expenses	(11,660)	(11,568)	(12,030)	(14,796)	(50,054)

EBIT	(3,674)	48	(372)	258	(3,740)

Interest and Other Income (Expense)	—	—	1,854	(377)	1,477

Interest Expense	(218)	(237)	(281)	(237)	(973)

Pre-Tax Income	(3,892)	(189)	1,201	(356)	(3,236)

Income Tax Benefit (Provision)	1,585	44	(622)	(663)	344

Minority Interest	48	71	(172)	(207)	(260)

Net Income	$(2,259)	$(74)	$407	$(1,226)	$(3,152)

Diluted EPS	$(0.27)	$(0.01)	$0.05	$(0.15)	$(0.39)

Weighted Average Diluted Shares Outstanding	8,278	8,278	8,284	8,168	8,139

EBIT	$(3,674)	$48	$(372)	$258	$(3,740)

Add back Depreciation & Amortization	1,159	956	923	926	3,964

EBITDA	$(2,515)	$1,004	$551	$1,184	$224

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31, 2001

	3/31/01	6/30/01	9/30/01	12/31/01	FY 2001A

Total Revenue

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue Growth	-52.1%	29.6%	-2.0%	43.5%	-13.0%

Cost of Goods Sold

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	-62.5%	-57.9%	-56.8%	-61.2%	-59.6%

Gross Profit

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	37.5%	42.1%	43.2%	38.8%	40.4%

Selling, General & Administrative	-49.4%	-38.5%	-41.1%	-35.8%	-40.2%

Depreciation & Amortization	-5.4%	-3.5%	-3.4%	-2.4%	-3.5%

Total Operating Expenses	-54.8%	-41.9%	-44.5%	-38.2%	-43.7%

EBIT	-17.3%	0.2%	-1.4%	0.7%	-3.3%

Interest and Other Income (Expense)	0.0%	0.0%	6.9%	-1.0%	1.3%

Interest Expense	-1.0%	-0.9%	-1.0%	-0.6%	-0.8%

Pre-Tax Income	-18.3%	-0.7%	4.4%	-0.9%	-2.8%

Income Tax Rate	-40.7%	-23.3%	-51.8%	186.2%	-10.6%

Minority Interest	0.2%	0.3%	-0.6%	-0.5%	-0.2%

Net Income	-10.6%	-0.3%	1.5%	-3.2%	-2.7%

Diluted EPS	-384.9%	-96.7%	-649.6%	-405.5%	-257.5%

Weighted Average Diluted Shares Outstanding	0.0%	0.0%	0.1%	-1.4%	-0.6%

EBIT	-17.3%	0.2%	-1.4%	0.7%	-3.3%

Add back Depreciation & Amortization	5.4%	3.5%	3.4%	2.4%	3.5%

EBITDA	-11.8%	3.6%	2.0%	3.1%	0.2%

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement(1)
($ in thousands)

	Fiscal Year Ending December 31, 2002

	3/31/02	6/30/02	9/30/02	12/31/02	FY 2002E

Total Revenue
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Retail	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue	$24,741	$27,916	$31,252	$39,860	$123,769

Cost of Goods Sold
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Retail	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	(14,428)	(16,049)	(17,680)	(22,203)	(70,360)

Gross Profit
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Retail	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	10,313	11,867	13,572	17,657	53,409

Selling, General & Administrative(2)	(10,392)	(12,276)	(12,151)	(12,151)	(46,969)

Depreciation & Amortization	(930)	(702)	(702)	(702)	(3,035)

Total Operating Expenses	(11,322)	(12,978)	(12,852)	(12,852)	(50,004)

EBIT	(1,009)	(1,111)	720	4,805	3,405

Interest and Other Income (Expense)	—	49	24	24	97

Interest Expense	(162)	(125)	(125)	(125)	(537)

Pre-Tax Income	(1,171)	(1,187)	619	4,704	2,965

Income Tax Benefit (Provision)	343	439	(223)	(1,687)	(1,127)

Minority Interest	(108)	(108)	(108)	(108)	(431)

Net Income	$(936)	$(856)	$288	$2,909	$1,407

Diluted EPS	$(0.11)	$(0.10)	$0.04	$0.35	$0.17

Weighted Average Diluted Shares Outstanding	8,168	8,188	8,209	8,229	8,199

EBIT	$(1,009)	$(1,111)	$720	$4,805	$3,405

Add back Depreciation & Amortization	930	702	702	702	3,035

EBITDA	$(79)	$(409)	$1,422	$5,507	$6,440

Notes:

(1)	Projections reflect Company internal estimates.

(2)	Includes results from Xantia S.A. for the fiscal year ending December 31, 2002.

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Project Alps
Historical and Projected Quarterly Income Statement Margin Analysis
($ in thousands)

	Fiscal Year Ending December 31, 2002(2)

	3/31/02	6/30/02	9/30/02	12/31/02	FY 2002E

Total Revenue

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Total Revenue Growth	-36.2%	12.8%	12.0%	27.5%	8.0%

Cost of Goods Sold

Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Cost of Sales	-58.3%	-57.5%	-56.6%	-55.7%	-56.8%

Gross Profit
Forschner Cutlery	*	*	*	*	*

Victorinox Knives/Tools/Card	*	*	*	*	*

Watches	*	*	*	*	*

Other	*	*	*	*	*

Bear	*	*	*	*	*

Licensing	*	*	*	*	*

Gross Profit	41.7%	42.5%	43.4%	44.3%	43.2%

Selling, General & Administrative(2)	-42.0%	-44.0%	-38.9%	-30.5%	-37.9%

Depreciation & Amortization	-3.8%	-2.5%	-2.2%	-1.8%	-2.5%

Total Operating Expenses	-45.8%	-46.5%	-41.1%	-32.2%	-40.4%

EBIT	-4.1%	-4.0%	2.3%	12.1%	2.8%

Interest and Other Income (Expense)	0.0%	0.2%	0.1%	0.1%	0.1%

Interest Expense	-0.7%	-0.4%	-0.4%	-0.3%	-0.4%

Pre-Tax Income	-4.7%	-4.3%	2.0%	11.8%	2.4%

Income Tax Rate	-29.3%	-37.0%	-36.0%	-35.9%	-38.0%

Minority Interest	-0.4%	-0.4%	-0.3%	-0.3%	-0.3%

Net Income	-3.8%	-3.1%	0.9%	7.3%	1.1%

Diluted EPS	-23.7%	-8.8%	-133.6%	906.1%	-144.3%

Weighted Average Diluted Shares Outstanding	0.0%	0.2%	0.2%	0.2%	0.7%

EBIT	-4.1%	-4.0%	2.3%	12.1%	2.8%

Add back Depreciation & Amortization	3.8%	2.5%	2.2%	1.8%	2.5%

EBITDA	-0.3%	-1.5%	4.5%	13.8%	5.2%

Notes:

(1)	Projections reflect Company internal estimates.

(2)	Includes results from Xantia S.A. for the fiscal year ending December 31, 2002.

*	This material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

Analysis of License Agreements

Analysis of Licensing Agreements

Rights held by Ranger to Use the Swiss Army Name and Victorinox Shield

	US	Canada	Caribbean	Bermuda	ROW
Knives					
Ranger Name	X	X	X	X	
Victorinox Shield	X	X	X	X	
Watches					
Ranger Name	X	X	X	X	X
Victorinox Shield	X	X	X	X	VSA
Apparel					
Ranger Name [1]	Right of First Refusal [2]				
Victorinox Shield	X	X	X	X	X
Luggage					
Ranger Name [1]	Right of First Refusal [2]				
Victorinox Shield	X	X	X	X	X
Other					
Ranger Name [1]	Right of First Refusal [2]				
Victorinox Shield	Ranger uses "Equiped" not Victorinox				

[1] It is expensive to produce products in Switzerland (51% must be made in Switzerland to use "Swiss Army")

[2] If another company approaches Swiss Confederation to use name, Ranger has right of first refusal.

Needham

Page 65

Analysis of Licensing Agreements

Analysis of Insurance Policies

($ in thousands)

Cash Values
Split Dollar Life Insurance

Louis Marx	$5,100

Stan Rawn	2,500

Various Management	2,356

Charitable Insurance

CEC Charity Policy	3,442

Other Charity Policies	4,058

$17,456

Life Expectancy

Marx	10 yrs.

Rawn	15 yrs.

Various Management	20 yrs.

Charity	20 yrs.

Present Values

Louis Marx	$3,236

Stan Rawn	936

Various Management	206

CEC Charity	4,343

Other Charity	322

Total	$9,043

Value Per Share with Charity	$1.09

Value Per Share without Charity	$0.53

Discount	4.00%

Additions	2002	2003	2004	2005	2006	2007	2008

Louis Marx	$(190)	$(190)	$(142)	$(127)	$(127)	$(127)	$(127)

Stan Rawn	(282)	(282)	(282)	(282)	(204)	—	—

Various Management	(325)	(300)	(269)	(246)	(246)	(246)	(180)

CEC Charity Policy	(292)	(292)	(292)	(292)	(292)	(292)	(292)

Other Charity Policies	(312)	(312)	(312)	(312)	(312)	(312)	(312)

	$(1,401)	$(1,376)	$(1,297)	$(1,259)	$(1,181)	$(977)	$(911)

Cash Values

Louis Marx	$5,290	$5,480	$5,622	$5,749	$5,876	$6,003	$6,130

Stan Rawn	2,782	3,064	3,346	3,628	3,832	3,832	3,832

Various Management	2,681	2,981	3,250	3,496	3,742	3,988	4,168

	$10,753	$11,525	$12,218	$12,873	$13,450	$13,823	$14,130

Value of CEC Charity	$3,734	$4,026	$4,318	$4,610	$4,902	$5,194	$5,486

Value of Other Charity	4,370	4,682	4,994	5,306	5,618	5,930	6,242

Total Cash Values	$18,857	$20,233	$21,530	$22,789	$23,970	$24,947	$25,858

Cash Flows

Louis Marx	$(190)	$(190)	$(142)	$(127)	$(127)	$(127)	$(127)

Stan Rawn	(282)	(282)	(282)	(282)	(204)	—	—

Various Management	(325)	(300)	(269)	(246)	(246)	(246)	(180)

CEC Charity Policy	(292)	(292)	(292)	(292)	(292)	(292)	(292)

Other Charity Policies	(312)	(312)	(312)	(312)	(312)	(312)	(312)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Additions	2009	2010	2011	2012	2013	2014	2015

Louis Marx	$(127)	$(127)	$—	$—	$—	$—	$—

Stan Rawn	—	—	—	—	—	—	—

Various Management	(169)	(153)	(111)	(78)

CEC Charity Policy	(292)	(292)	—	—	—	—	—

Other Charity Policies	(312)	(221)	(210)	(210)	(210)	(168)	(135)

	$(900)	$(793)	$(321)	$(288)	$(210)	$(168)	$(135)

Cash Values

Louis Marx	$6,257	$6,384	$6,384	$—	$—	$—	$—

Stan Rawn	3,832	3,832	3,832	3,832	3,832	3,832	3,832

Various Management	4,337	4,490	4,601	4,679	4,679	4,679	4,679

	$14,426	$14,706	$14,817	$8,511	$8,511	$8,511	$8,511

Value of CEC Charity	$5,778	$6,070	$6,070	$—	$—	$—	$—

Value of Other Charity	6,554	6,775	6,985	7,195	7,405	7,573	7,708

Total Cash Values	$26,758	$27,551	$27,872	$15,706	$15,916	$16,084	$16,219

Cash Flows

Louis Marx	$(127)	$(127)	$6,384	$—	$—	$—	$—

Stan Rawn	—	—	—	—	—	—	—

Various Management	(169)	(153)	(111)	(78)	—	—	—

CEC Charity Policy	(292)	(292)	16,070	—	—	—	—

Other Charity Policies	(312)	(221)	(210)	(210)	(210)	(168)	(135)

[Additional columns below]

[Continued from above table, first column(s) repeated]

Additions	2016	2017	2018	2019	2020	2021

Louis Marx	$—	$—	$—	$—	$—	$—

Stan Rawn	—	—	—	—	—	—

Various Management

CEC Charity Policy	—	—	—	—	—	—

Other Charity Policies	(107)	(107)	(107)	(87)	(87)	—

	$(107)	$(107)	$(107)	$(87)	$(87)	$—

Cash Values

Louis Marx	$—	$—	$—	$—	$—	$—

Stan Rawn	3,832	—	—	—	—	—

Various Management	4,679	4,679	4,679	4,679	4,679	4,679

	$8,511	$4,679	$4,679	$4,679	$4,679	$4,679

Value of CEC Charity	$—	$—	$—	$—	$—	$—

Value of Other Charity	7,815	7,922	8,029	8,116	8,203	8,203

Total Cash Values	$16,326	$12,601	$12,708	$12,795	$12,882	$12,882

Cash Flows

Louis Marx	$—	$—	$—	$—	$—	$—

Stan Rawn	3,832	—	—	—	—	—

Various Management	—	—	—	—	—	4,679

CEC Charity Policy	—	—	—	—	—	—

Other Charity Policies	(107)	(107)	(107)	(87)	(87)	8,203

Note:

(1)	The charity policies are structured so that half the proceeds upon collection go to a designated charity and half go to a charitable foundation set up by Ranger.